UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2022

Date of reporting period: October 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.21

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	2.92%	3.20%

Bloomberg US Credit Bond Index	2.43%	1.90%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended October 31, 2021.

During the six-month period, the Fund outperformed the benchmark. Security selection contributed most, relative to the benchmark, as gains within energy, banking, consumer noncyclical and technology exceeded a loss in media. Industry allocation also contributed, the result of an underweight to sovereign bonds, no exposure to supranationals and an overweight to energy, while an overweight to banking, an underweight to energy and no exposure to US municipal bonds detracted. Yield-curve positioning was a minor detractor, as an overweight to the four- to six-year part of the curve detracted more than a beneficial overweight to the seven- to 10-year part of the curve.

During the 12-month period, the Fund outperformed the benchmark. Security selection was the largest contributor due to positive selections within energy, banking, consumer noncyclical and real estate investment trusts, which were only partially offset by losses among the basic, media and insurance sectors. Industry allocation also contributed due to no exposure to supranationals or sovereign bonds and an overweight to energy, while an overweight to banking and no exposure to US municipal bonds detracted. Yield-curve positioning detracted due to duration overweights to the seven- to 10-year and five- to six-year parts of the curve, while underweights on the long end of the curve, in maturities 10 years and longer, added to returns.

2 | AB CORPORATE INCOME SHARES	abfunds.com

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, which detracted from absolute returns for both periods. Credit default swaps were used for investment purposes, which added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Developed-market fixed-income market returns were mostly positive for the six-month period ended October 31, 2021. Longer-term government bond yields fell during most of the period on growth concerns from the coronavirus delta variant—until August when inflation reports and central bank tapering comments started to send yields higher. Global inflation-linked bonds outperformed US Treasuries. Low interest rates set the stage for the continued outperformance of risk assets for the majority of the period, led by developed- and-emerging-market investment-grade corporate bonds, particularly in the US. Emerging- and developed-market high-yield corporate bonds also outperformed global treasuries. Emerging-market sovereign bonds had strong relative returns, especially in the investment-grade component. Securitized asset returns were mixed. Emerging-market local-currency bonds trailed as the US dollar gained on most developed- and emerging-market currencies except the New Zealand dollar, Chinese renminbi and Russian ruble. Commodity prices were mixed, as Brent crude continued to rise on global production cuts, while copper retreated after a strong rebound.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

NAV Returns

1 Year	3.20%

5 Years	5.39%

10 Years	5.23%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

NAV Returns

1 Year	2.85%

5 Years	5.15%

10 Years	5.30%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,029.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $222.3

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 95.9%
Industrial – 49.6%
Basic – 4.0%
Alpek SAB de CV 3.25%, 02/25/2031(a)	$214	$211,432
Anglo American Capital PLC 2.25%, 03/17/2028(a)	400	392,904
5.625%, 04/01/2030(a)	435	519,771
ArcelorMittal SA 4.25%, 07/16/2029	480	525,859
Celanese US Holdings LLC 1.40%, 08/05/2026	560	550,155
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	260,837
4.50%, 08/01/2024	200	212,788
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	433	439,166
Equate Petrochemical BV 2.625%, 04/28/2028(a)	317	315,910
Glencore Funding LLC 1.625%, 09/01/2025(a)	531	527,979
2.625%, 09/23/2031(a)	335	325,794
4.625%, 04/29/2024(a)	175	188,920
Huntsman International LLC 2.95%, 06/15/2031	540	551,092
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)	300	324,646
International Flavors & Fragrances, Inc. 1.832%, 10/15/2027(a)	38	37,523
2.30%, 11/01/2030(a)	210	207,341
International Paper Co. 7.30%, 11/15/2039	140	215,765
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	216,956
LyondellBasell Industries NV 4.625%, 02/26/2055	102	126,162
Mosaic Co. (The) 5.625%, 11/15/2043	170	227,516
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	848	885,100
Sealed Air Corp. 1.573%, 10/15/2026(a)	555	545,765
Sherwin-Williams Co. (The) 3.125%, 06/01/2024	62	65,230
Suzano Austria GmbH 3.75%, 01/15/2031	92	91,770

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westlake Chemical Corp. 3.375%, 08/15/2061	$440	$425,031
Yamana Gold, Inc. 2.63%, 08/15/2031(a)	519	506,217

		8,897,629

Capital Goods – 0.9%
CNH Industrial Capital LLC 1.95%, 07/02/2023	320	325,712
Flowserve Corp. 2.80%, 01/15/2032	464	455,560
General Electric Co. 3.45%, 05/01/2027	26	28,340
Siemens Financieringsmaatschappij NV 2.875%, 03/11/2041(a)	305	312,973
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	39	41,668
4.95%, 09/15/2028	695	797,686

		1,961,939

Communications - Media – 5.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 02/01/2032	455	431,135
3.50%, 06/01/2041	505	495,466
3.70%, 04/01/2051	225	220,547
5.125%, 07/01/2049	309	366,425
5.375%, 05/01/2047	519	628,239
Comcast Corp.
2.887%, 11/01/2051(a)	662	646,185
2.937%, 11/01/2056(a)	652	628,743
3.25%, 11/01/2039	568	598,689
3.90%, 03/01/2038	215	243,700
Cox Communications, Inc. 2.60%, 06/15/2031(a)	424	426,947
Discovery Communications LLC 4.65%, 05/15/2050	59	69,393
5.20%, 09/20/2047	188	235,072
5.30%, 05/15/2049	82	104,246
Fox Corp.
3.05%, 04/07/2025	23	24,282
3.50%, 04/08/2030	180	195,233
4.709%, 01/25/2029	455	525,662
5.576%, 01/25/2049	526	720,336
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028	93	108,167
Netflix, Inc. 4.875%, 04/15/2028	575	659,226
Omnicom Group, Inc. 2.60%, 08/01/2031	210	211,569

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.20%, 06/01/2030	$629	$713,525
Prosus NV 3.68%, 01/21/2030(a)	210	213,911
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	386,400
Thomson Reuters Corp. 5.65%, 11/23/2043	280	387,635
Time Warner Entertainment Co. LP 8.375%, 03/15/2023	987	1,088,355
ViacomCBS, Inc.
3.50%, 01/15/2025	21	22,310
4.20%, 05/19/2032	225	255,341
Walt Disney Co. (The) 3.00%, 09/15/2022	265	270,910
3.35%, 03/24/2025	131	140,234
4.00%, 10/01/2023	40	42,512
6.40%, 12/15/2035	161	232,687
8.875%, 04/26/2023	125	140,018
Weibo Corp. 3.50%, 07/05/2024	373	386,092

		11,819,192

Communications - Telecommunications – 4.0%
AT&T, Inc. 2.55%, 12/01/2033	380	368,535
3.30%, 02/01/2052	104	102,040
3.50%, 09/15/2053	840	852,273
3.55%, 09/15/2055	535	541,966
3.65%, 06/01/2051	300	312,087
3.80%, 12/01/2057	120	126,090
4.30%, 02/15/2030-12/15/2042	703	796,053
4.35%, 03/01/2029	370	420,068
6.55%, 01/15/2028	130	160,481
Corning, Inc. 4.75%, 03/15/2042	645	810,739
Rogers Communications, Inc. 4.50%, 03/15/2043	4	4,561
T-Mobile USA, Inc. 3.40%, 10/15/2052(a)	325	323,547
3.875%, 04/15/2030	999	1,092,866
Verizon Communications, Inc. 2.355%, 03/15/2032(a)	508	500,278
2.55%, 03/21/2031	201	202,688
3.40%, 03/22/2041	405	424,562
4.272%, 01/15/2036	586	683,059
4.50%, 08/10/2033	685	808,485
4.862%, 08/21/2046	276	361,930

		8,892,308

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 2.6%
BMW US Capital LLC 3.90%, 04/09/2025(a)	$378	$410,432
General Motors Co. 5.95%, 04/01/2049	95	129,930
General Motors Financial Co., Inc. 2.40%, 04/10/2028	930	928,670
3.50%, 11/07/2024	513	543,175
3.60%, 06/21/2030	562	597,468
4.15%, 06/19/2023	116	121,820
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)	824	869,073
Hyundai Capital America 5.875%, 04/07/2025(a)	160	181,249
Lear Corp. 3.50%, 05/30/2030	40	42,609
3.80%, 09/15/2027	406	443,332
Nissan Motor Acceptance Co. LLC 2.75%, 03/09/2028(a)	205	204,791
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	285	308,980
Toyota Motor Credit Corp. 1.15%, 05/26/2022	573	575,624
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)	285	302,143

		5,659,296

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	195	214,073

Consumer Cyclical - Other – 2.2%
DR Horton, Inc. 2.50%, 10/15/2024	420	437,186
Las Vegas Sands Corp. 2.90%, 06/25/2025	695	704,007
3.90%, 08/08/2029	390	395,312
Lennar Corp. 4.50%, 04/30/2024	405	434,861
4.75%, 11/29/2027	440	501,736
Marriott International, Inc./MD 3.75%, 10/01/2025	195	209,052
Series EE 5.75%, 05/01/2025	376	426,222
Series II 2.75%, 10/15/2033	440	429,752
MDC Holdings, Inc. 2.50%, 01/15/2031	425	411,447

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.00%, 01/15/2043	$140	$177,314
PulteGroup, Inc. 6.375%, 05/15/2033	95	124,723
7.875%, 06/15/2032	215	309,927
Toll Brothers Finance Corp. 3.80%, 11/01/2029	380	406,619

		4,968,158

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 4.70%, 12/09/2035	230	282,484

Consumer Cyclical - Retailers – 2.2%
Advance Auto Parts, Inc. 3.90%, 04/15/2030	890	981,616
Costco Wholesale Corp. 2.30%, 05/18/2022	263	265,462
Dollar General Corp. 3.25%, 04/15/2023	61	62,906
Home Depot, Inc. (The) 5.875%, 12/16/2036	40	56,393
PVH Corp. 4.625%, 07/10/2025	505	553,551
Ralph Lauren Corp. 2.95%, 06/15/2030	995	1,041,655
Ross Stores, Inc.
4.70%, 04/15/2027	160	181,864
4.80%, 04/15/2030	115	132,249
5.45%, 04/15/2050	215	290,403
Target Corp. 2.90%, 01/15/2022	263	264,391
VF Corp. 2.40%, 04/23/2025	88	91,038
2.95%, 04/23/2030	489	510,765
Walmart Inc. 2.55%, 04/11/2023	472	484,296

		4,916,589

Consumer Non-Cyclical – 8.2%
AbbVie, Inc. 4.05%, 11/21/2039	80	91,722
4.40%, 11/06/2042	360	431,773
4.70%, 05/14/2045	223	279,510
4.75%, 03/15/2045	118	148,500
Altria Group, Inc. 3.40%, 05/06/2030	180	188,172
4.00%, 02/04/2061	300	288,183
4.80%, 02/14/2029	821	935,800
5.95%, 02/14/2049	190	242,453

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AmerisourceBergen Corp. 0.737%, 03/15/2023	$720	$720,382
4.25%, 03/01/2045	165	193,520
Amgen, Inc. 4.663%, 06/15/2051	162	208,836
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	448	541,686
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 04/15/2048-06/01/2060	503	624,398
4.95%, 01/15/2042	490	617,959
BAT Capital Corp. 2.259%, 03/25/2028	317	310,781
4.39%, 08/15/2037	333	356,876
4.906%, 04/02/2030	764	866,109
Biogen, Inc. 2.25%, 05/01/2030	330	324,845
3.15%, 05/01/2050	535	526,242
Bristol-Myers Squibb Co. 3.55%, 08/15/2022	256	262,231
Cardinal Health, Inc. 4.90%, 09/15/2045	315	383,358
Cigna Corp. 3.00%, 07/15/2023	71	73,440
4.80%, 08/15/2038	720	886,298
7.875%, 05/15/2027	53	69,399
CommonSpirit Health 4.35%, 11/01/2042	44	50,416
CVS Health Corp. 3.875%, 07/20/2025	308	334,365
4.78%, 03/25/2038	811	993,280
5.125%, 07/20/2045	325	426,322
Gilead Sciences, Inc. 0.75%, 09/29/2023	271	270,672
4.50%, 02/01/2045	80	98,629
4.80%, 04/01/2044	385	485,943
5.65%, 12/01/2041	105	144,774
Keurig Dr Pepper, Inc. 0.75%, 03/15/2024	510	507,970
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	320	316,400
Kraft Heinz Foods Co. 4.25%, 03/01/2031	370	417,168
Mylan, Inc. 4.20%, 11/29/2023	692	732,032
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	264	258,232

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	$420	$448,867
Pfizer, Inc. 4.10%, 09/15/2038	190	227,540
4.125%, 12/15/2046	112	139,405
4.20%, 09/15/2048	116	146,971
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)	550	531,322
Sysco Corp. 5.95%, 04/01/2030	249	315,448
6.60%, 04/01/2050	227	364,782
Thermo Fisher Scientific, Inc. 0.797%, 10/18/2023	665	665,213
2.00%, 10/15/2031	325	317,850
Wyeth LLC 5.95%, 04/01/2037	264	373,750

		18,139,824

Energy – 8.1%
Boardwalk Pipelines LP 4.80%, 05/03/2029	304	346,028
BP Capital Markets America, Inc. 2.939%, 06/04/2051	495	482,457
3.00%, 02/24/2050	670	663,823
Cenovus Energy, Inc. 4.40%, 04/15/2029	600	672,144
5.375%, 07/15/2025	78	87,638
Devon Energy Corp. 5.60%, 07/15/2041	445	562,467
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045	89	93,841
Enable Midstream Partners LP 4.40%, 03/15/2027	366	400,130
4.95%, 05/15/2028	63	70,458
5.00%, 05/15/2044	41	44,544
Enbridge Energy Partners LP 7.375%, 10/15/2045	426	685,302
Enbridge, Inc. 3.40%, 08/01/2051	645	664,569
Energy Transfer LP 3.90%, 07/15/2026	450	486,491
4.20%, 04/15/2027	47	51,228
5.35%, 05/15/2045	145	171,732
6.25%, 04/15/2049	653	868,803
Eni SpA 4.25%, 05/09/2029(a)	247	279,811
Enterprise Products Operating LLC 3.70%, 01/31/2051	130	137,829

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.20%, 01/31/2050	$647	$738,266
4.80%, 02/01/2049	85	104,900
4.90%, 05/15/2046	45	55,121
EOG Resources, Inc. 4.375%, 04/15/2030	74	86,251
Exxon Mobil Corp. 4.114%, 03/01/2046	524	630,073
4.327%, 03/19/2050	220	277,022
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	215	218,156
4.317%, 12/30/2039(a)	215	225,032
Kinder Morgan, Inc. 5.55%, 06/01/2045	675	869,251
Marathon Oil Corp. 6.60%, 10/01/2037	315	424,066
Marathon Petroleum Corp. 5.125%, 12/15/2026	596	685,978
6.50%, 03/01/2041	165	229,320
MPLX LP 5.20%, 03/01/2047-12/01/2047	395	485,181
ONEOK Partners LP 6.125%, 02/01/2041	440	569,514
ONEOK, Inc. 6.35%, 01/15/2031	453	575,912
Ovintiv Exploration Inc. 5.375%, 01/01/2026	610	678,534
Pioneer Natural Resources Co. 2.15%, 01/15/2031	570	550,854
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	51	53,210
4.50%, 12/15/2026	341	375,854
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	452	477,723
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)	350	338,472
Shell International Finance BV 3.75%, 09/12/2046	125	145,289
Suncor Energy, Inc. 6.50%, 06/15/2038	315	437,670
6.85%, 06/01/2039	215	311,520
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)	265	265,398
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	50	59,971
7.625%, 01/15/2039	140	217,326
Valero Energy Corp. 7.50%, 04/15/2032	318	441,692

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Williams Cos., Inc. (The) 3.50%, 10/15/2051	$550	$562,876
6.30%, 04/15/2040	130	176,992

		18,036,719

Other Industrial – 0.3%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/2028(a)	545	533,691

Services – 2.9%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	383,496
2.70%, 02/09/2041	300	278,106
Amazon.com, Inc. 2.50%, 11/29/2022	625	635,719
4.25%, 08/22/2057	107	139,345
Block Financial LLC 2.50%, 07/15/2028	440	438,385
Booking Holdings, Inc. 4.625%, 04/13/2030	810	954,958
eBay, Inc. 2.60%, 05/10/2031	875	885,168
Expedia Group, Inc. 2.95%, 03/15/2031	405	408,609
4.625%, 08/01/2027	229	256,507
6.25%, 05/01/2025(a)	33	37,695
Global Payments, Inc. 3.20%, 08/15/2029	375	392,224
IHS Markit Ltd. 4.00%, 03/01/2026(a)	76	82,823
4.25%, 05/01/2029	90	102,641
4.75%, 08/01/2028	20	23,367
Moody’s Corp. 2.75%, 08/19/2041	185	181,222
3.25%, 05/20/2050	177	188,059
5.25%, 07/15/2044	356	484,367
Verisk Analytics, Inc. 5.50%, 06/15/2045	486	660,911

		6,533,602

Technology – 7.9%
Analog Devices, Inc. 2.95%, 04/01/2025-10/01/2051	157	163,788
Apple, Inc. 2.50%, 02/09/2022	264	265,135
2.55%, 08/20/2060	210	196,955
2.65%, 05/11/2050	170	167,746
4.45%, 05/06/2044	881	1,125,222

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Baidu, Inc. 1.625%, 02/23/2027	$435	$424,777
3.075%, 04/07/2025	265	275,171
Broadcom, Inc. 3.137%, 11/15/2035(a)	476	468,827
3.187%, 11/15/2036(a)	803	788,136
3.419%, 04/15/2033(a)	140	144,535
4.11%, 09/15/2028	462	509,226
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031	325	327,272
Dell International LLC/EMC Corp. 4.90%, 10/01/2026	546	622,516
6.02%, 06/15/2026	513	604,222
8.35%, 07/15/2046	140	233,353
DXC Technology Co. 1.80%, 09/15/2026	330	325,165
2.375%, 09/15/2028	330	320,572
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	705	702,836
Honeywell International, Inc. 0.483%, 08/19/2022	54	54,003
Infor, Inc. 1.75%, 07/15/2025(a)	95	95,555
Intel Corp. 4.75%, 03/25/2050	464	616,721
4.90%, 07/29/2045	195	260,077
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)	1,100	1,088,637
Lam Research Corp. 3.75%, 03/15/2026	142	155,712
Leidos, Inc. 4.375%, 05/15/2030	486	545,559
Marvell Technology, Inc. 2.95%, 04/15/2031	415	423,354
Micron Technology, Inc. 4.663%, 02/15/2030	455	520,584
Microsoft Corp. 2.375%, 02/12/2022	264	265,119
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)	956	1,153,419
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	24	24,912
Oracle Corp. 2.50%, 05/15/2022-04/01/2025	899	924,473
2.875%, 03/25/2031	210	215,113
3.60%, 04/01/2050	586	598,652
3.85%, 04/01/2060	94	98,121
3.95%, 03/25/2051	213	230,417

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 11/15/2047	$547	$590,454
6.125%, 07/08/2039	254	344,599
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	374,790
Skyworks Solutions, Inc. 3.00%, 06/01/2031	259	261,701
Texas Instruments, Inc. 1.85%, 05/15/2022	265	266,892
VeriSign, Inc. 2.70%, 06/15/2031	144	145,369
VMware, Inc. 3.90%, 08/21/2027	591	648,232

		17,567,919

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	131	140,062
Southwest Airlines Co. 5.25%, 05/04/2025	685	767,899

		907,961

Transportation - Services – 0.4%
ENA Master Trust 4.00%, 05/19/2048(a)	370	374,001
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	145	155,386
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	317,862
4.20%, 04/01/2027(a)	117	130,148

		977,397

		110,308,781

Financial Institutions – 40.5%
Banking – 24.5%
Ally Financial, Inc. 2.20%, 11/02/2028	550	542,460
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(b)(c)	26	26,000
Banco de Credito del Peru 3.125%, 07/01/2030(a)	304	300,671
Banco Santander SA 1.722%, 09/14/2027	800	787,096
2.749%, 12/03/2030	400	393,704
5.179%, 11/19/2025	600	673,398
Bank of America Corp. 2.299%, 07/21/2032	845	827,111
2.592%, 04/29/2031	605	611,219

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

2.687%, 04/22/2032	$630	$638,467
2.831%, 10/24/2051	300	294,999
2.884%, 10/22/2030	560	579,186
3.97%, 03/05/2029	620	686,495
3.974%, 02/07/2030	420	466,435
4.078%, 04/23/2040	510	590,131
4.271%, 07/23/2029	827	928,977
Series X 6.25%, 09/05/2024(b)	175	191,198
Series Z 6.50%, 10/23/2024(b)	53	58,799
Bank of Ireland Group PLC 2.029%, 09/30/2027(a)	560	553,095
Bank of New York Mellon Corp. (The) Series E 3.542% (LIBOR 3 Month + 3.42%), 12/20/2021(b)(c)	294	294,841
Series G 4.70%, 09/20/2025(b)	148	161,102
Barclays PLC 3.811%, 03/10/2042	245	260,477
5.20%, 05/12/2026	435	492,464
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	358,834
BNP Paribas SA 2.159%, 09/15/2029(a)	815	799,597
2.871%, 04/19/2032(a)	520	528,460
BPCE SA 2.045%, 10/19/2027(a)	550	547,366
5.15%, 07/21/2024(a)	200	219,008
Capital One Financial Corp. 2.359%, 07/29/2032	450	433,485
3.65%, 05/11/2027	345	375,243
Citigroup, Inc. 2.52%, 11/03/2032	555	552,952
2.561%, 05/01/2032	485	486,329
3.875%, 02/18/2026(b)	204	206,417
3.98%, 03/20/2030	390	433,161
4.075%, 04/23/2029	578	643,360
4.412%, 03/31/2031	239	273,994
4.45%, 09/29/2027	932	1,043,961
Series W 4.00%, 12/10/2025(b)	228	232,439
Series Y 4.15%, 11/15/2026(b)	389	391,863
Commonwealth Bank of Australia 3.305%, 03/11/2041(a)	305	313,034

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 3.75%, 07/21/2026	$525	$570,675
Credit Suisse Group AG 1.305%, 02/02/2027(a)	250	242,315
3.091%, 05/14/2032(a)	663	674,702
4.194%, 04/01/2031(a)	347	384,570
4.55%, 04/17/2026	285	316,738
Danske Bank A/S 1.621%, 09/11/2026(a)	556	551,813
Deutsche Bank AG/New York NY 3.961%, 11/26/2025	555	592,562
Discover Bank 4.682%, 08/09/2028	385	407,064
Discover Financial Services 4.10%, 02/09/2027	670	736,873
DNB Bank ASA 6.50%, 03/26/2022(a)(b)	200	203,998
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027	440	440,801
2.383%, 07/21/2032	364	357,823
2.615%, 04/22/2032	520	521,477
3.50%, 04/01/2025	138	147,249
3.75%, 05/22/2025	225	241,628
3.80%, 03/15/2030	979	1,079,543
4.223%, 05/01/2029	482	539,903
4.25%, 10/21/2025	325	356,372
4.411%, 04/23/2039	148	177,591
5.95%, 01/15/2027	40	47,654
Series V 4.125%, 11/10/2026(b)	128	128,562
HSBC Holdings PLC 2.013%, 09/22/2028	285	280,540
2.206%, 08/17/2029	545	534,214
3.973%, 05/22/2030	342	373,915
4.25%, 08/18/2025	632	684,873
4.583%, 06/19/2029	970	1,095,819
6.375%, 03/30/2025(b)	405	441,199
ING Groep NV 2.727%, 04/01/2032	510	520,190
6.875%, 04/16/2022(a)(b)	200	204,752
Intesa Sanpaolo SpA Series XR 3.25%, 09/23/2024(a)	911	955,794
JPMorgan Chase & Co. 1.953%, 02/04/2032	600	574,578
2.58%, 04/22/2032	415	417,980
2.956%, 05/13/2031	1,614	1,667,294

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.625%, 12/01/2027	$335	$361,408
3.882%, 07/24/2038	740	841,928
8.00%, 04/29/2027	530	692,911
Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(b)(c)	127	127,456
Series Q 5.15%, 05/01/2023(b)	135	138,432
Series V 3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(b)(c)	62	62,171
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(b)(c)	107	107,662
Lloyds Banking Group PLC 4.50%, 11/04/2024	592	644,280
M&T Bank Corp. 3.50%, 09/01/2026(b)	194	191,230
Macquarie Group Ltd. 1.34%, 01/12/2027(a)	326	319,780
2.691%, 06/23/2032(a)	435	431,246
Mitsubishi UFJ Financial Group, Inc. 2.309%, 07/20/2032	270	265,518
2.494%, 10/13/2032	330	328,690
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)	1,295	1,389,923
Mizuho Financial Group, Inc. 2.564%, 09/13/2031	440	430,747
Morgan Stanley 1.593%, 05/04/2027	730	723,116
2.188%, 04/28/2026	143	146,378
3.622%, 04/01/2031	145	158,270
3.95%, 04/23/2027	345	378,700
Series F 3.875%, 04/29/2024	55	58,722
Series G 4.431%, 01/23/2030	540	617,782
Series H 3.734% (LIBOR 3 Month + 3.61%), 01/15/2022(b)(c)	145	145,674
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)	300	298,473
PNC Bank NA 2.028%, 12/09/2022	390	390,616

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PNC Financial Services Group, Inc. (The) Series O 3.81% (LIBOR 3 Month + 3.68%), 02/01/2022(b)(c)	$288	$288,996
Santander Holdings USA, Inc. 4.40%, 07/13/2027	1,467	1,632,434
Societe Generale SA 1.792%, 06/09/2027(a)	435	428,149
4.25%, 04/14/2025(a)	243	260,068
4.75%, 11/24/2025(a)	200	219,048
Standard Chartered PLC 1.456%, 01/14/2027(a)	345	336,278
State Street Corp. 2.653%, 05/15/2023	315	318,679
Sumitomo Mitsui Financial Group, Inc. 2.142%, 09/23/2030	491	471,679
Truist Financial Corp. Series P 4.95%, 09/01/2025(b)	993	1,080,404
Series Q 5.10%, 03/01/2030(b)	197	221,946
UniCredit SpA 3.127%, 06/03/2032(a)	266	264,242
Wells Fargo & Co. 4.15%, 01/24/2029	567	637,920
4.478%, 04/04/2031	910	1,051,951
5.606%, 01/15/2044	560	766,198
Series BB 3.90%, 03/15/2026(b)	745	759,297
Series G 4.30%, 07/22/2027	691	771,978
Western Union Co. (The) 2.75%, 03/15/2031	500	498,945
Westpac Banking Corp. 4.11%, 07/24/2034	505	546,102

		54,474,316

Brokerage – 0.6%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)	221	243,277
Series I 4.00%, 06/01/2026(b)	605	623,150
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	454	479,946

		1,346,373

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 3.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00%, 10/29/2028	$439	$445,633
3.15%, 02/15/2024	179	185,845
3.30%, 01/30/2032	660	672,811
3.40%, 10/29/2033	330	336,541
3.875%, 01/23/2028	515	552,147
Air Lease Corp. 1.875%, 08/15/2026	355	351,187
2.10%, 09/01/2028	371	360,093
2.875%, 01/15/2026	100	103,263
3.25%, 03/01/2025	89	93,195
3.625%, 04/01/2027	19	20,198
4.625%, 10/01/2028	351	393,741
Aircastle Ltd. 2.85%, 01/26/2028(a)	674	679,021
4.25%, 06/15/2026	21	22,763
5.25%, 08/11/2025(a)	210	232,638
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)	704	692,773
4.375%, 01/30/2024(a)	230	244,133
GE Capital Funding LLC 4.40%, 05/15/2030	540	631,638
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035	275	334,854
Synchrony Financial 3.70%, 08/04/2026	669	716,820
4.25%, 08/15/2024	58	62,235
5.15%, 03/19/2029	349	406,456

		7,537,985

Insurance – 4.9%
ACE Capital Trust II 9.70%, 04/01/2030	355	530,356
Alleghany Corp. 3.25%, 08/15/2051	164	166,122
3.625%, 05/15/2030	885	966,925
Allstate Corp. (The) Series B 5.75%, 08/15/2053	582	618,020
American International Group, Inc. 3.75%, 07/10/2025	392	422,654
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	395	405,827
Centene Corp. 2.45%, 07/15/2028	244	243,395

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	$210	$228,617
Hartford Financial Services Group, Inc. (The) Series ICON 2.25% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(c)	435	419,327
Massachusetts Mutual Life Insurance Co. 5.077%, 02/15/2069(a)	170	214,634
MassMutual Global Funding II 0.60%, 04/12/2024(a)	420	417,257
0.85%, 06/09/2023(a)	270	271,301
Met Tower Global Funding 0.70%, 04/05/2024(a)	715	712,190
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	208,673
MetLife, Inc. Series D 5.875%, 03/15/2028(b)	170	196,899
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	208,232
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	230,693
Nippon Life Insurance Co. 2.75%, 01/21/2051(a)	490	477,108
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	118,373
Prudential Financial, Inc. 5.20%, 03/15/2044	737	785,546
5.375%, 05/15/2045	260	283,041
5.625%, 06/15/2043	699	735,481
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	393	414,646
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	600	680,550
Voya Financial, Inc. 5.65%, 05/15/2053	880	924,062

		10,879,929

REITs – 7.1%
American Homes 4 Rent LP 3.375%, 07/15/2051	206	211,754
4.25%, 02/15/2028	5	5,616
American Tower Corp. 2.30%, 09/15/2031	445	435,010
3.125%, 01/15/2027	275	290,147
5.00%, 02/15/2024	525	571,924
Boston Properties LP 2.55%, 04/01/2032	821	816,805

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Brixmor Operating Partnership LP 2.25%, 04/01/2028	$610	$609,390
Essential Properties LP 2.95%, 07/15/2031	464	462,970
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	323	358,675
5.375%, 04/15/2026	114	128,672
Highwoods Realty LP 4.125%, 03/15/2028	580	643,208
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	263	280,366
Series I 3.50%, 09/15/2030	491	506,879
Kilroy Realty LP 3.45%, 12/15/2024	40	42,391
Kimco Realty Corp. 2.80%, 10/01/2026	95	99,768
National Retail Properties, Inc. 3.00%, 04/15/2052	135	132,378
Office Properties Income Trust 2.65%, 06/15/2026	246	246,125
3.45%, 10/15/2031	670	654,255
4.50%, 02/01/2025	350	372,305
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	108	116,748
5.25%, 01/15/2026	808	907,820
Public Storage 0.52% (SOFR + 0.47%), 04/23/2024(c)	415	415,320
Regency Centers LP 3.70%, 06/15/2030	230	251,774
3.75%, 06/15/2024	33	34,888
4.125%, 03/15/2028	373	417,447
Rexford Industrial Realty LP 2.15%, 09/01/2031	146	139,630
Sabra Health Care LP 3.20%, 12/01/2031	670	655,582
3.90%, 10/15/2029	630	658,791
SITE Centers Corp. 4.25%, 02/01/2026	148	159,075
4.70%, 06/01/2027	365	407,508
Spirit Realty LP 3.20%, 02/15/2031	385	398,575
4.00%, 07/15/2029	132	145,245
4.45%, 09/15/2026	238	263,357
Sun Communities Operating LP 2.30%, 11/01/2028	543	538,965

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ventas Realty LP 3.50%, 02/01/2025	$161	$170,971
3.85%, 04/01/2027	120	131,422
4.125%, 01/15/2026	23	25,177
VEREIT Operating Partnership LP 2.85%, 12/15/2032	367	380,095
4.60%, 02/06/2024	1,036	1,110,178
Vornado Realty LP 2.15%, 06/01/2026	425	428,128
3.40%, 06/01/2031	535	548,712
WP Carey, Inc. 2.45%, 02/01/2032	550	543,427
4.60%, 04/01/2024	44	47,297

		15,764,770

		90,003,373

Utility – 5.8%
Electric – 5.2%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	215	236,675
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	205,413
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	220	214,137
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050	361	446,037
6.125%, 04/01/2036	100	137,362
CenterPoint Energy, Inc. 0.699% (SOFR + 0.65%), 05/13/2024(c)	320	320,208
2.65%, 06/01/2031	535	543,801
Consolidated Edison Co. of New York, Inc. 4.45%, 03/15/2044	15	17,926
Series A 4.125%, 05/15/2049	290	342,954
Dominion Energy, Inc. 3.90%, 10/01/2025	110	119,614
Duke Energy Carolinas LLC 3.45%, 04/15/2051	410	454,132
Duke Energy Corp. 3.30%, 06/15/2041	325	333,024
4.20%, 06/15/2049	423	494,500
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	194,350
Enel Americas SA 4.00%, 10/25/2026	53	56,462
Enel Chile SA 4.875%, 06/12/2028	62	69,688

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Enel Finance International NV 2.25%, 07/12/2031(a)	$555	$543,323
Engie Energia Chile SA 3.40%, 01/28/2030(a)	425	424,681
Entergy Corp. 2.80%, 06/15/2030	210	214,906
Entergy Louisiana LLC 0.62%, 11/17/2023	493	492,152
Exelon Corp. 3.497%, 06/01/2022	94	95,361
Florida Power & Light Co. 0.299% (SOFR + 0.25%), 05/10/2023(c)	170	169,988
3.95%, 03/01/2048	642	787,644
Georgia Power Co. 4.30%, 03/15/2042	340	393,587
Kentucky Utilities Co. 3.30%, 06/01/2050	52	56,156
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/2024	600	593,520
3.40%, 11/15/2023	275	288,453
NextEra Energy Capital Holdings, Inc. 0.401% (LIBOR 3 Month + 0.27%), 02/22/2023(c)	505	505,030
2.75%, 05/01/2025	75	78,664
5.65%, 05/01/2079	194	225,040
Public Service Enterprise Group, Inc. Series WI 8.625%, 04/15/2031	388	567,334
Southern California Edison Co. 0.70%, 04/03/2023	500	499,995
Southern Co. (The) 2.95%, 07/01/2023	422	435,762
Series A 3.70%, 04/30/2030	440	478,170
Southern Power Co. Series F 4.95%, 12/15/2046	77	95,340
Virginia Electric & Power Co. 8.875%, 11/15/2038	273	483,685

		11,615,074

Natural Gas – 0.6%
GNL Quintero SA 4.634%, 07/31/2029(a)	188	201,558
NiSource, Inc. 5.65%, 02/01/2045	60	83,710
ONE Gas, Inc. 0.85%, 03/11/2023	605	604,976

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.658%, 02/01/2044	$280	$347,082

		1,237,326

		12,852,400

Total Corporates - Investment Grade (cost $208,614,275)		213,164,554

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Chile – 0.4%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	372,268
4.70%, 05/07/2050(a)	295	343,454
Empresa Nacional del Petroleo 3.75%, 08/05/2026(a)	200	205,370

		921,092

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)	225	281,269

Mexico – 0.4%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	310,327
Petroleos Mexicanos 6.50%, 01/23/2029	240	249,306
6.75%, 09/21/2047	140	123,375
6.95%, 01/28/2060	169	149,396
7.69%, 01/23/2050	80	76,400

		908,804

Panama – 0.1%
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(a)	246	277,365

Peru – 0.3%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	560	547,575

Qatar – 0.1%
Qatar Petroleum 3.125%, 07/12/2041(a)	277	279,770

Total Quasi-Sovereigns (cost $3,120,939)		3,215,875

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031	$562	$527,331
5.20%, 05/15/2049	200	201,225

		728,556

Mexico – 0.2%
Mexico Government International Bond 4.60%, 01/23/2046	200	212,975
4.75%, 03/08/2044	150	164,419

		377,394

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	53	53,954

Qatar – 0.2%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	292,809

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	62,159

Total Governments - Sovereign Bonds (cost $1,435,417)		1,514,872

CORPORATES - NON-INVESTMENT GRADE – 0.6%
Industrial – 0.4%
Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	408,004

Consumer Non-Cyclical – 0.1%
Newell Brands, Inc. 4.35%, 04/01/2023	191	199,037

Energy – 0.2%
EQM Midstream Partners LP 4.75%, 07/15/2023	100	105,280
Occidental Petroleum Corp. 3.50%, 08/15/2029	55	55,816
Western Midstream Operating LP 4.65%, 07/01/2026	81	87,745

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.45%, 04/01/2044	$149	$174,984

		423,825

		1,030,866

Financial Institutions – 0.2%
REITs – 0.2%
Diversified Healthcare Trust 4.75%, 02/15/2028	407	405,791

Total Corporates - Non-Investment Grade (cost $1,330,337)		1,436,657

Total Investments – 98.6% (cost $214,500,968)		219,331,958
Other assets less liabilities – 1.4%		3,003,427

Net Assets – 100.0%		$222,335,385

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	42	December 2021	$5,113,500	$(49,351)
U.S. Ultra Bond (CBT) Futures	69	December 2021	13,552,032	41,819

Sold Contracts
U.S. 10 Yr Ultra Futures	96	December 2021	13,923,000	172,203
U.S. T-Note 2 Yr (CBT) Futures	6	December 2021	1,315,500	6,368
U.S. T-Note 10 Yr (CBT) Futures	4	December 2021	522,813	2,869

				$173,908

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 37, 5 Year Index, 12/20/2026*	1.00%	Quarterly	0.52%	USD	3,280	$81,366	$80,431	$935

*	Termination date

32 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,070	03/27/2022	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	$(10,216)	$	– 0	–	$(10,216)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/Semi-Annual	15,942		– 0	–	15,942
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/Semi-Annual	10,230		– 0	–	10,230
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/Semi-Annual	5,723		– 0	–	5,723
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/Semi-Annual	5,675		– 0	–	5,675
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/Semi-Annual	(1,103)		– 0	–	(1,103)
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/Semi-Annual	3,846		– 0	–	3,846

						$30,097	$	– 0	–	$30,097

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $39,835,324 or 17.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021 (unaudited)

Assets
Investments in securities, at value (cost $214,500,968)	$219,331,958
Cash	2,141,964
Cash collateral due from broker	535,063
Interest receivable	1,794,980
Receivable for shares of beneficial interest sold	500,636
Receivable for investment securities sold	34,509
Receivable for variation margin on futures	26,506
Receivable for variation margin on centrally cleared swaps	2,300
Other assets	10,315

Total assets	224,378,231

Liabilities
Payable for investment securities purchased	1,308,211
Dividends payable	573,516
Payable for shares of beneficial interest redeemed	156,018
Foreign capital gains tax payable	5,101

Total liabilities	2,042,846

Net Assets	$222,335,385

Composition of Net Assets
Shares of beneficial interest, at par	$185
Additional paid-in capital	214,946,432
Distributable earnings	7,388,768

Net Assets	$222,335,385

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 18,549,464 common shares outstanding)	$11.99

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2021 (unaudited)

Investment Income
Interest	$3,053,463
Other income	474

Total investment income		$3,053,937

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions(a)		1,643,840
Futures		276,462
Swaps		21,772
Net change in unrealized appreciation/depreciation of:
Investments(b)		874,274
Futures		240,716
Swaps		73,479

Net gain on investment transactions		3,130,543

Net Increase in Net Assets from Operations		$6,184,480

(a)	Net of foreign realized capital gains taxes of $38,151.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $2,555.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021
Increase in Net Assets from Operations
Net investment income	$3,053,937	$5,028,258
Net realized gain on investment transactions	1,942,074	3,114,500
Net change in unrealized appreciation/depreciation of investments	1,188,469	744,800

Net increase in net assets from operations	6,184,480	8,887,558
Distribution to Shareholders	(3,183,296)	(9,415,691)
Transactions in Shares of Beneficial Interest
Net increase	10,588,728	94,818,239

Total increase	13,589,912	94,290,106
Net Assets
Beginning of period	208,745,473	114,455,367

End of period	$222,335,385	$208,745,473

See notes to financial statements.

36 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

abfunds.com	AB CORPORATE INCOME SHARES | 37

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

38 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$213,164,554		$	– 0	–	$213,164,554
Quasi-Sovereigns		– 0	–	3,215,875			– 0	–	3,215,875
Governments – Sovereign Bonds		– 0	–	1,514,872			– 0	–	1,514,872
Corporates – Non-Investment Grade		– 0	–	1,436,657			– 0	–	1,436,657

Total Investments in Securities		– 0	–	219,331,958			– 0	–	219,331,958
Other Financial Instruments(a):
Assets:
Futures		223,259		– 0	–		– 0	–	223,259	(b)
Centrally Cleared Credit Default Swaps		– 0	–	81,366			– 0	–	81,366	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	41,416			– 0	–	41,416	(b)
Liabilities:
Futures		(49,351)		– 0	–		– 0	–	(49,351	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(11,319)			– 0	–	(11,319	)(b)

Total		$173,908		$219,443,421		$	– 0	–	$219,617,329

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

40 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$59,364,779	$42,623,332
U.S. government securities	75,393	76,900

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,610,707
Gross unrealized depreciation	(1,574,777)

Net unrealized appreciation	$5,035,930

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2021, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount

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NOTES TO FINANCIAL STATEMENTS (continued)

in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2021, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$223,259	*	Receivable/Payable for variation margin on futures	$49,351	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	935	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	41,416	*	Receivable/Payable for variation margin on centrally cleared swaps	11,319	*

Total		$265,610			$60,670

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$276,462	$240,716

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,471)	87,505

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	27,243	(14,026)

Total		$298,234	$314,195

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$15,591,075
Average notional amount of sale contracts	$9,496,737
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,095,714
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,280,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021

Shares sold	2,734,828	9,909,588	$32,825,368	$120,804,388

Shares redeemed	(1,843,039)	(2,149,225)	(22,236,640)	(25,986,149)

Net increase	891,789	7,760,363	$10,588,728	$94,818,239

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or

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NOTES TO FINANCIAL STATEMENTS (continued)

“reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$7,513,033	$5,640,743
Net long-term capital gains	1,902,658	– 0	–

Total distributions paid	$9,415,691	$5,640,743

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$770,109
Undistributed capital gains	405,746
Unrealized appreciation/(depreciation)	3,748,351	(a)

Total accumulated earnings/(deficit)	$4,924,206	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the accrual of foreign capital gains tax.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.82	$ 11.56	$ 11.11	$ 10.81	$ 11.14	$ 11.19

Income From Investment Operations

Net investment income(a)	.17	.37	.44	.44	.39	.38

Net realized and unrealized gain (loss) on investment transactions	.17	.55	.51	.30	(.33)	(.04)

Net increase in net asset value from operations	.34	.92	.95	.74	.06	.34

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.38)	(.45)	(.44)	(.39)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.66)	(.50)	(.44)	(.39)	(.39)

Net asset value, end of period	$ 11.99	$ 11.82	$ 11.56	$ 11.11	$ 10.81	$ 11.14

Total Return

Total investment return based on net asset value(b)*	2.92%	7.90%	8.65%	7.03%	.50%	3.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$222,335	$208,745	$114,455	$98,680	$84,740	$74,191

Ratio to average net assets of:

Net investment income	2.76	%^	3.02%	3.83%	4.06%	3.47%	3.43%

Portfolio turnover rate	20%	43%	87%	140%	73%	79%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended April 30, 2017 by .01%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Russell Wald(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Wald and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

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Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1021

OCT    10.31.21

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 10, 2021

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	1.04%	6.46%

Bloomberg Municipal Bond Index	0.01%	2.64%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2021.

The Fund outperformed its benchmark during both periods. During the six-month period, the Fund’s overweight to municipal credit contributed, relative to the benchmark. Security selection within the not-for-profit health-care sector contributed, while selection in toll roads/transit detracted. Yield-curve positioning, specifically overweights to the long part of the curve, detracted.

For the 12-month period, the Fund’s overweight to municipal credit contributed. Security selection in not-for-profit health care contributed. An overweight to taxable municipals detracted. Yield-curve positioning, specifically overweights to the long part of the curve, detracted.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps and Consumer Price Index swaps, which had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields have risen so far in 2021, particularly late in the reporting period, as investors have begun to digest the implications of the US Federal Reserve (the “Fed”) tapering of its asset purchase program and the likelihood of short-term interest-rate hikes next year. Even with the expected change in

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policy from the Fed, municipals continued to perform well over both the six- and 12-month time periods ended October 31, 2021. Heavy investor demand was a key driver of relative outperformance versus other investment-grade fixed-income sectors. Industry-wide flows into municipal bond funds were positive in 76 of the last 77 weeks of the period. Through October, investors added $92 billion into muni funds this year, just a few billion shy of the calendar-year record set back in 2019.

Additionally, strengthening credit fundamentals and attractive credit spreads caused excess demand for municipal credit. BBB and high-yield rated municipal indices outperformed higher-rated bonds significantly as credit spreads compressed. Toward the end of the period, the market began to experience some modest spread widening in certain idiosyncratic issuers and sectors. The Fund’s Senior Investment Management Team (the “Team”) views this spread widening as a reflection of spreads being too tight in certain sectors and not reflective of weakening fundamentals—which continue to be strong across the asset class.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 14.64% and 0.00%, respectively.

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INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

(continued on next page)

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The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the

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DISCLOSURES AND RISKS (continued)

redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be

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DISCLOSURES AND RISKS (continued)

unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

NAV Returns

1 Year	6.46%

Since Inception[1]	5.16%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

NAV Returns

1 Year	6.19%

Since Inception[1]	5.24%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

10 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,010.40	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $509.8

1

All data are as of October 31, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

12 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.7%
Long-Term Municipal Bonds – 94.7%
Alabama – 2.1%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046-09/01/2051	$9,400	$10,881,255

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.00%, 09/01/2023(a)	815	851,836

Arizona – 4.5%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	3,750	4,079,707
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	5,165,798
5.00%, 02/01/2034-02/01/2035	2,400	3,061,215
Industrial Development Authority of the County of Pima/The (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	4,015,748
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040-07/01/2054(a)	2,315	2,675,553
Series 2021 4.00%, 07/01/2041-07/01/2061(a)	3,655	3,896,437

		22,894,458

California – 13.3%
Alameda Corridor Transportation Authority Series 2016-A 5.00%, 10/01/2022	725	754,387
Series 2016-B 5.00%, 10/01/2035-10/01/2036	2,095	2,447,649

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (Mount St.Mary’s University, Inc.) Series 2018-A 5.00%, 10/01/2036-10/01/2046	$3,155	$3,789,229
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050-08/01/2055	2,200	2,650,624
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.40% (SIFMA Municipal Swap Index + 0.33%), 08/01/2047(b)	8,000	8,027,690
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046-05/01/2055	15,000	17,171,051
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036-12/01/2054(a)	2,840	3,293,126
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039-11/01/2049(a)	5,275	5,755,050
California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046-09/01/2051	5,705	6,520,583
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037-07/01/2051	5,235	5,990,635
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2054(a)	850	954,410
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	250	268,474

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048-06/01/2056(a)	$2,085	$2,292,323
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	4,098,386
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041-06/01/2051(a)	1,955	1,982,713
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	1,000	1,177,455
Coalinga-Huron Joint Unified School District BAM Series 2018-B 5.00%, 08/01/2048	500	606,211

		67,779,996

Colorado – 0.6%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038-12/01/2040	2,770	3,166,785

Connecticut – 1.3%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	525	612,645
Series 2021-A 4.00%, 08/01/2037-08/01/2040	2,100	2,453,297
BAM Series 2018-C 5.00%, 07/15/2036-07/15/2038	1,620	1,972,300
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,849,109

		6,887,351

District of Columbia – 1.5%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046-04/01/2051	2,965	3,697,202

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	$785	$911,704
Series 2017-B 5.00%, 07/01/2037	625	732,816
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	1,000	1,124,766
District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	820	964,829

		7,431,317

Florida – 2.2%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040-06/01/2050	2,610	2,799,669
Pinellas County School Board (Pinellas County School Board COP) Series 2021-A 5.00%, 07/01/2027-07/01/2030	3,295	4,161,409
School District of Broward County/FL (Broward County School Board/FL COP) Series 2017-B 5.00%, 07/01/2032	500	603,883
Series 2019-B 5.00%, 07/01/2029	2,750	3,494,244

		11,059,205

Georgia – 0.0%
Atlanta Development Authority (The) (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/2021	230	230,343

Illinois – 7.5%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	5,938,362
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,671,739

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-A 5.00%, 12/01/2045-12/01/2055	$12,510	$15,211,034
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	644,864
BAM Series 2017 5.00%, 12/01/2047	620	714,940
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041-11/01/2056	2,500	2,821,017
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2040-10/01/2050	6,250	6,985,482

		37,987,438

Indiana – 0.7%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029-07/01/2030	2,705	3,409,804

Kansas – 0.1%
Seward County Unified School District No. 480 Liberal Series 2017-B 5.00%, 09/01/2028 (Pre-refunded/ETM)	555	649,437

Louisiana – 0.7%
Tangipahoa Parish Hospital Service District No 1 Series 2021 4.00%, 02/01/2041-02/01/2042	3,000	3,436,470

Maryland – 0.8%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	1,318,192
Maryland Economic Development Corp. (Morgan State University) Series 2020 5.00%, 07/01/2050	2,500	2,977,637

		4,295,829

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 3.7%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	$7,415	$8,355,734
Series 2016-E 5.00%, 07/01/2037	765	878,089
Series 2017-F 5.00%, 07/01/2030	1,475	1,757,311
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2036-07/01/2044	4,895	5,897,721
AGM Series 2020-C 4.00%, 10/01/2045	1,090	1,253,096
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	951,396

		19,093,347

Michigan – 11.0%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	1,084,589
City of Detroit MI Series 2018 5.00%, 04/01/2026-04/01/2037	6,090	7,090,939
Series 2021-A 4.00%, 04/01/2040	1,050	1,170,477
5.00%, 04/01/2033-04/01/2050	7,150	8,662,145
Detroit City School District Series 2020-A 5.00%, 05/01/2036-05/01/2040	4,940	6,242,956
AGM Series 2005-A 5.25%, 05/01/2030	4,260	5,605,670
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,815,216
Ferris State University Series 2019-A 5.00%, 10/01/2024-10/01/2026	6,185	7,199,859
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2041	3,500	3,944,246
5.00%, 07/01/2031	2,405	2,988,517

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Flint Public Library AGM Series 2020 3.00%, 05/01/2029-05/01/2030	$2,260	$2,491,499
Grand Rapids Public Schools AGM Series 2017 5.00%, 05/01/2027	200	242,966
AGM Series 2019 5.00%, 11/01/2040	1,800	2,214,082
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,431,136
Series 2016-C 5.00%, 07/01/2026	695	830,050
Series 2020-B 5.00%, 07/01/2045-07/01/2049	2,650	3,272,884

		56,287,231

Minnesota – 0.8%
City of Minneapolis MN (Hennepin Schools) Series 2021 4.00%, 07/01/2056	3,000	3,157,209
Housing & Redevelopment Authority of The City of St.Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	1,063,839

		4,221,048

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	227,128

New Jersey – 5.5%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040-07/15/2050(a)	4,860	5,348,181
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	1,136,981

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 4.00%, 11/01/2044	$5,500	$6,156,872
5.00%, 11/01/2044	6,925	8,358,798
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,325,335
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,671,062
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027-06/15/2042	1,645	1,965,702

		27,962,931

New York – 14.5%
Buffalo Sewer Authority BAM Series 2021 1.75%, 06/15/2049	2,000	1,977,644
Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031-06/15/2036	585	658,146
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044-07/01/2049	1,150	1,306,654
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	500	572,024
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	2,260	2,485,460
Series 2017-A 5.00%, 06/01/2047(a)	725	798,642
City of Buffalo NY Series 2021-B 5.00%, 04/01/2026	2,025	2,406,835

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	$4,000	$4,430,336
Series 2017-C 5.00%, 11/15/2026-11/15/2033	7,875	9,404,847
Series 2018-B 5.00%, 11/15/2026	2,160	2,576,641
Series 2020-A 5.00%, 11/15/2045	2,500	3,156,634
Series 2020-C 4.75%, 11/15/2045	7,085	8,285,439
Series 2020-E 5.00%, 11/15/2030-11/15/2032	9,500	11,954,672
Series 2021-A 4.00%, 11/15/2042	7,500	8,432,263
Series 2021-D 0.363% (SOFR + 0.35%), 11/01/2035(b)	1,900	1,894,864
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 4.00%, 12/01/2046	6,945	7,850,454
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,265	1,478,613
New York City Health and Hospitals Corp. (New York City Health & Hospital Corp. Lease) Series 2021-A 5.00%, 02/15/2030	1,500	1,934,642
New York City Housing Development Corp. Series 2017-E 1.50%, 05/01/2022	230	231,416
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2034	1,125	1,358,991
Series 2020 4.00%, 09/01/2045	500	562,618

		73,757,835

North Carolina – 1.1%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	2,529,892

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2044	$2,500	$2,983,438

		5,513,330

Ohio – 2.3%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2044	2,150	2,602,635
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	1,100	1,263,051
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	5,081,473
5.25%, 02/15/2047	1,500	1,766,605
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	690	784,067

		11,497,831

Oklahoma – 1.1%
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2024	1,120	1,260,667
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.50%, 08/15/2057	3,365	4,108,350

		5,369,017

Oregon – 0.4%
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2019-A 5.00%, 07/01/2028	605	758,312
Tri-County Metropolitan Transportation District of Oregon Series 2017-A 5.00%, 10/01/2026	865	1,035,756
Series 2018-A 5.00%, 10/01/2029	250	305,859

		2,099,927

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 8.2%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025-07/15/2026	$1,510	$1,760,175
City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	3,050	3,720,013
Series 2019-B 5.00%, 11/01/2049	3,095	3,821,673
Series 2020-A 5.00%, 11/01/2045	5,000	6,292,087
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	890,737
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032-07/01/2034	1,115	1,294,009
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036-05/01/2038	4,010	4,869,768
AGM Series 2017 5.00%, 12/01/2035	200	240,021
Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	1,050	1,188,266
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,474,877
AGM Series 2020-B 4.00%, 09/01/2045-09/01/2050	4,750	5,544,450
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	405	507,653
AGM Series 2019-C 5.00%, 04/01/2028-04/01/2029	2,850	3,520,434
Southeastern Pennsylvania Transportation Authority Series 2020 5.00%, 06/01/2029	3,120	3,968,593

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Area School District/PA BAM Series 2019 5.00%, 04/15/2059	$1,620	$1,967,205

		42,059,961

Rhode Island – 2.0%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030-09/15/2031	8,000	9,961,208

Texas – 0.7%
City of Mission TX BAM Series 2021 5.00%, 02/15/2028-02/15/2029	2,000	2,477,231
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	434,999
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 06/15/2048	735	746,752

		3,658,982

Utah – 0.8%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	4,140,549

Washington – 0.8%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	4,132,614

West Virginia – 1.6%
Morgantown Utility Board, Inc. BAM Series 2018-B 5.00%, 12/01/2043	2,555	3,082,561
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	2,800	3,136,575
Series 2017-A 5.00%, 06/01/2047	1,775	2,086,840

		8,305,976

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 4.7%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030-06/01/2031	$2,000	$2,622,576
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	233,138
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	1,175	1,387,655
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	4,829,980
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	4,450	5,223,889
Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	8,255	9,478,589

		23,775,827

Total Municipal Obligations (cost $462,798,638)		483,026,266

CORPORATES - INVESTMENT GRADE – 2.8%
Industrial – 1.6%
Consumer Cyclical - Other – 0.7%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	3,441,053

Consumer Non-Cyclical – 0.1%
YMCA of Greater New York Series 2018 3.985%, 08/01/2022	500	501,381

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other Industrial – 0.6%
Howard University Series 2020 1.991%, 10/01/2025	$1,000	$1,009,460
2.291%, 10/01/2026	1,000	1,019,220
2.516%, 10/01/2025	1,000	1,026,780

		3,055,460

Services – 0.2%
Bush Foundation 2.754%, 10/01/2050	1,000	1,007,855

		8,005,749

Financial Institutions – 1.2%
Finance – 1.2%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	1,031,894
Low Income Investment Fund Series 2019 3.711%, 07/01/2029	5,000	5,349,534

		6,381,428

Total Corporates - Investment Grade (cost $13,767,000)		14,387,177

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $5,353,878)	5,353,878	5,353,878

Total Investments – 98.6% (cost $481,919,516)		502,767,321
Other assets less liabilities – 1.4%		7,045,704

Net Assets – 100.0%		$509,813,025

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	10,750	01/15/2027	CPI#	3.466%	Maturity	$15,534	$(15,238)		$30,772
USD	17,000	01/15/2030	2.650%	CPI#	Maturity	843,822	– 0	–	843,822
USD	7,500	01/15/2031	2.782%	CPI#	Maturity	237,465	– 0	–	237,465
USD	9,500	04/15/2032	CPI#	2.971%	Maturity	15,397	– 0	–	15,397
USD	4,400	04/15/2032	CPI#	2.690%	Maturity	(148,781)	– 0	–	(148,781)

						$963,437	$(15,238)		$978,675

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	16,500	05/15/2026	0.903%	3 Month LIBOR	Semi-Annual/ Quarterly	$146,339	$	– 0	–	$146,339
USD	24,000	01/15/2028	1.087%	3 Month LIBOR	Semi-Annual/ Quarterly	321,085		– 0	–	321,085
USD	20,000	01/15/2028	1.028%	3 Month LIBOR	Semi-Annual/ Quarterly	362,254		– 0	–	362,254
USD	14,000	01/15/2028	1.061%	3 Month LIBOR	Semi-Annual/ Quarterly	209,901		– 0	–	209,901
USD	14,000	01/15/2031	3 Month LIBOR	1.635%	Quarterly/ Semi-Annual	107,673		– 0	–	107,673
USD	10,000	01/15/2031	3 Month LIBOR	1.548%	Quarterly/ Semi-Annual	23,047		– 0	–	23,047
USD	5,000	02/15/2041	1.760%	3 Month LIBOR	Semi-Annual/ Quarterly	(19,461)		– 0	–	(19,461)
USD	1,500	02/15/2046	3 Month LIBOR	1.864%	Quarterly/ Semi-Annual	31,441		– 0	–	31,441

						$1,182,279	$	– 0	–	$1,182,279

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $43,822,502 or 8.6% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 14.6% and 0.0%, respectively.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

DOT – Department of Transportation

LIBOR – London Interbank Offered Rates

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $476,565,638)	$497,413,443
Affiliated issuers (cost $5,353,878)	5,353,878
Cash collateral due from broker	1,482,156
Interest receivable	5,741,890
Receivable for shares of beneficial interest sold	1,338,471
Receivable for investment securities sold	100,000
Receivable for variation margin on centrally cleared swaps	3,002
Receivable due from Adviser	686
Affiliated dividends receivable	64
Other assets	19,936

Total assets	511,453,526

Liabilities
Dividends payable	1,052,550
Payable for shares of beneficial interest redeemed	587,951

Total liabilities	1,640,501

Net Assets	$509,813,025

Composition of Net Assets
Shares of beneficial interest, at par	$468
Additional paid-in capital	487,540,406
Distributable earnings	22,272,151

Net Assets	$509,813,025

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 46,832,066 common shares outstanding)	$10.89

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2021 (unaudited)

Investment Income
Interest	$6,207,590
Dividends—Affiliated issuers	546
Other income(a)	2,523

Total investment income		$6,210,659

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		252,323
Swaps		(75,687)
Net change in unrealized appreciation/depreciation of:
Investments		(3,921,731)
Swaps		2,160,954

Net gain (loss) on investment transactions		(1,584,141)

Net Increase in Net Assets from Operations		$4,626,518

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2021 (unaudited)		Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,210,659		$10,276,212
Net realized gain (loss) on investment transactions	176,636		(701,257)
Net change in unrealized appreciation/depreciation of investments	(1,760,777)		30,359,376
Contributions from Affiliates (see Note B)	– 0	–	830

Net increase in net assets from operations	4,626,518		39,935,161
Distribution to Shareholders	(5,954,078)		(10,276,212)
Transactions in Shares of Beneficial Interest
Net increase	52,959,475		183,225,502

Total increase	51,631,915		212,884,451
Net Assets
Beginning of period	458,181,110		245,296,659

End of period	$509,813,025		$458,181,110

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

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NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$483,026,266		$	– 0	–	$483,026,266
Corporates – Investment Grade		– 0	–	14,387,177			– 0	–	14,387,177
Short-Term Investments		5,353,878		– 0	–		– 0	–	5,353,878

Total Investments in Securities		5,353,878		497,413,443			– 0	–	502,767,321
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,112,218			– 0	–	1,112,218	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,201,740			– 0	–	1,201,740	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(148,781)			– 0	–	(148,781	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(19,461)			– 0	–	(19,461	)(b)

Total		$5,353,878		$499,559,159		$	– 0	–	$504,913,037

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2021, such reimbursement amounted to $2,523.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2021 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,193	$95,865	$110,704	$5,354	$1

During the year ended April 30, 2021, the Adviser reimbursed the Fund $830 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$115,300,079		$46,805,808
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$25,485,101
Gross unrealized depreciation	(2,476,342)

Net unrealized appreciation	$23,008,759

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,329,196	*	Receivable/Payable for variation margin on centrally cleared swaps	$168,242	*

Total		$2,329,196			$168,242

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(75,687)	$2,160,954

Total		$(75,687)	$2,160,954

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2021:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$69,666,667
Centrally Cleared Inflation Swaps:
Average notional amount	$25,075,000

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021

Shares sold	7,193,865	19,750,896	$78,987,238	$210,006,439

Shares redeemed	(2,374,756)	(2,499,247)	(26,027,763)	(26,780,937)

Net increase	4,819,109	17,251,649	$52,959,475	$183,225,502

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the

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NOTES TO FINANCIAL STATEMENTS (continued)

redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing

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NOTES TO FINANCIAL STATEMENTS (continued)

and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2022 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$485,107	$169,666

Total taxable distributions	485,107	169,666
Tax exempt distributions	9,791,105	5,673,713

Total distributions paid	$10,276,212	$5,843,379

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$972,529
Accumulated capital and other losses	(1,169,824	)(a)
Unrealized appreciation/(depreciation)	24,769,536

Total accumulated earnings/(deficit)	$24,572,241	(b)

(a)	As of April 30, 2021, the Fund had a net capital loss carryforward of $1,169,824.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund had a net short-term capital loss carryforward of $1,169,824, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2021 (unaudited)		Year Ended April 30,					September 12, 2017(a) to April 30, 2018
			2021	2020		2019

Net asset value, beginning of period	$ 10.91		$ 9.91	$ 10.19		$ 9.79		$ 10.00

Income From Investment Operations

Net investment income(b)	.14		.31	.33		.33		.18

Net realized and unrealized gain (loss) on investment transactions	(.03)		1.00	(.27)		.40		(.22)

Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11		1.31	.06		.73		(.04)

Less: Dividends

Dividends from net investment income	(.13)		(.31)	(.34)		(.33)		(.17)

Net asset value, end of period	$ 10.89		$ 10.91	$ 9.91		$ 10.19		$ 9.79

Total Return

Total investment return based on net asset value(d)	1.04%		13.32%	.40%		7.56%		(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$509,813		$458,181	$245,297		$132,964		$37,341

Ratio to average net assets of:

Net investment income	2.52	%^	2.88%	3.18%		3.35%		2.89	%^

Portfolio turnover rate	10%		14%	2%		23%		8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Marc Uy(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable

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to the Adviser in 2018. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

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the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

56 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1021

OCT    10.31.21

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	1.92%	11.17%

Bloomberg Municipal Bond Index	0.01%	2.64%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2021.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was beneficial over both periods. The Fund was overweight long-duration bonds, which contributed over both periods.

During the six-month period, the Fund’s overweight to municipal credit contributed. Security selection within the not-for-profit health-care sector contributed, while security selection in multi-family housing detracted. An overweight to the long-end of the yield curve detracted.

For the 12-month period, the Fund’s overweight to municipal credit contributed. Security selection in the state general obligation sector contributed, while security selection in multi-family housing detracted. An overweight to the long-end of the yield curve detracted.

Additionally, the Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps were additive to relative performance as the market priced in potentially higher inflation. Five-year inflation break-even rates

2 | AB MUNICIPAL INCOME SHARES	abfunds.com

increased 29 basis points during the six-month period and 129 basis points during the 12-month period, and were marked at 2.89% at month-end.

The Fund utilized derivatives for hedging purposes in the form of CPI swaps, which added to absolute performance for both periods, as well as interest rate swaps, which detracted for the six-month period but had no material impact for the 12-month period, and credit default swaps, which had no material impact for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields have risen so far in 2021, particularly late in the reporting period, as investors have begun to digest the implications of the US Federal Reserve (the “Fed”) tapering of its asset purchase program and the likelihood of short-term interest-rate hikes next year. Even with the expected change in policy from the Fed, municipals continued to perform well over both the six- and 12-month time periods ended October 31, 2021. Heavy investor demand was a key driver of relative outperformance versus other investment-grade fixed-income sectors. Industry-wide flows into municipal bond funds were positive in 76 of the last 77 weeks of the period. Through October, investors added $92 billion into muni funds this year, just a few billion shy of the calendar-year record set back in 2019.

Additionally, strengthening credit fundamentals and attractive credit spreads caused excess demand for municipal credit. BBB and high-yield rated municipal indices outperformed more highly rated bonds significantly as credit spreads compressed. Toward the end of the period, the market began to experience some modest spread widening in certain idiosyncratic issuers and sectors. The Fund’s Senior Investment Management Team (the “Team”) views this spread widening as a reflection of spreads being too tight in certain sectors and not reflective of weakening fundamentals.

The Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2021, the Fund’s percentages of investments in

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.51% and 0.03%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

NAV Returns

1 Year	11.17%

5 Years	5.75%

10 Years	7.02%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

NAV Returns

1 Year	11.28%

5 Years	5.43%

10 Years	7.03%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.07% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,019.20	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,120.6

1

All data are as of October 31, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 105.1%
Long-Term Municipal Bonds – 105.1%
Alabama – 2.1%
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	$11,645	$13,300,984
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	5,000	5,712,034
Series 2016-A 5.00%, 02/01/2041	5,000	5,688,518
Series 2021 4.00%, 02/01/2041-02/01/2046	13,010	14,984,418
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039-02/01/2046	28,280	34,186,182
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	13,350	14,348,794
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/2031	3,000	3,011,587
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016-A 5.00%, 12/01/2031	10,000	10,038,623
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	41,175	47,323,947

		148,595,087

Alaska – 0.2%
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033-10/01/2034	9,000	10,467,577

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	$3,235	$3,757,232
Series 2018 7.125%, 09/01/2038(a)	8,315	10,740,394

		14,497,626

Arizona – 2.4%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 3.625%, 05/20/2033	15,287	16,964,446
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2021 4.00%, 11/01/2051(a)	11,325	12,542,650
Arizona Industrial Development Authority (Kipp New York, Inc. Jerome Facility) Series 2021-B 4.00%, 07/01/2051	1,000	1,052,013
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	16,870	19,938,839
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049-06/01/2054	4,285	5,124,239
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2030(a)	1,250	1,363,809
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	1,140,604
Arizona Sports & Tourism Authority Series 2012-A 5.00%, 07/01/2029	3,670	3,765,901

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 01/07/2032(b)	$5,000	$4,980,371
2.542%, 01/07/2033(b)	5,000	4,992,943
2.642%, 01/07/2034(b)	6,795	6,804,090
2.742%, 01/07/2035(b)	10,000	10,042,051
2.842%, 01/07/2036(b)	13,000	13,087,520
City of Tempe AZ 2.321%, 01/07/2034(b)	10,500	10,335,080
2.421%, 01/07/2035(b)	10,325	10,157,820
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	1,070,138
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,917,004
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	4,154,881
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049-07/01/2055(a)	10,590	11,434,619
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(a)	19,500	22,944,332
Quechan Indian Tribe of Fort Yuma Series 2012-A 9.75%, 05/01/2025	50	50,996
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	4,805	6,265,086
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	1,313,325

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	$1,065	$1,161,413

		173,604,170

Arkansas – 0.2%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	12,500	15,258,041

California – 10.9%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2034-10/01/2037	26,130	30,536,416
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014-A 5.00%, 05/01/2031	1,460	1,593,652
Bay Area Toll Authority Series 2013-S 5.00%, 04/01/2027 (Pre-refunded/ETM)	1,000	1,067,855
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	8,200	8,639,782
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	39,600	41,791,329
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	6,400	5,935,600
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033-04/01/2034	8,210	9,323,011
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031-04/01/2042	2,000	2,353,903

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2012-A 5.00%, 11/01/2042	$100	$100,000
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	2,019,212
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2044	12,500	14,309,622
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(c)	15,000	16,962,151
California Housing Finance Series 2019-2 4.00%, 03/20/2033	14,921	17,469,743
Series 2021-1, Class A 3.50%, 11/20/2035	9,436	10,874,443
Series 2021-2 0.823%, 03/25/2035	23,000	1,542,824
3.75%, 03/25/2035	35,413	41,897,091
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045-11/01/2050	1,710	1,953,407
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2039-05/15/2040	3,030	3,659,309
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley and Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(a)	1,000	1,002,701
Series 2014 5.00%, 01/01/2035	1,085	1,079,386

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2043	$3,625	$4,326,647
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012-A 5.30%, 08/01/2047	1,025	1,041,859
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014-A 7.00%, 06/01/2034	1,200	1,259,821
7.25%, 06/01/2043	2,075	2,178,040
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012-A 6.25%, 06/01/2043	695	705,303
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	4,675	4,867,820
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	785	643,053
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(a)	2,500	2,515,656
2.375%, 11/15/2028(a)	3,000	3,024,644
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(a)	8,850	9,624,982
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014-A 6.40%, 08/01/2034(a)	3,000	3,266,371
California State University 2.719%, 01/11/2052(b)	5,000	5,005,294
Series 2021-B 2.374%, 01/11/2035(b)	10,000	9,923,892

abfunds.com	AB MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority Series 2012-A 6.00%, 10/01/2047 (Pre-refunded/ETM)	$250	$263,066
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	13,000	13,336,900
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	530	547,350
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	6,160	7,025,672
5.25%, 12/01/2056(a)	12,590	14,400,822
Series 2018 5.25%, 12/01/2038-12/01/2048(a)	7,440	8,951,284
Series 2018-A 5.00%, 12/01/2033(a)	1,350	1,630,291
5.50%, 12/01/2058(a)	17,615	21,372,001
California Statewide Communities Development Authority (Moldaw Residences) Series 2014-A 5.25%, 11/01/2044(a)	1,200	1,276,134
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(a)	1,125	1,205,464
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011-A 8.50%, 12/01/2041	100	100,660
City of Los Angeles Department of Airports 5.00%, 05/15/2036-05/15/2044(b)	25,415	31,230,810
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	950	1,090,835

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA Series 2011 7.50%, 12/01/2041 (Pre-refunded/ETM)	$100	$100,582
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	7,000	6,431,428
4.00%, 08/01/2047(a)	4,000	4,133,703
CSCDA Community Improvement Authority Series 2021 4.00%, 05/01/2057(a)(c)	5,400	5,506,788
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(a)	3,890	3,685,801
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	14,000	14,725,705
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	15,200	15,632,446
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	6,500	5,959,851
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(a)	5,000	5,231,683
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(a)	6,500	6,007,210
4.00%, 12/01/2056(a)	2,400	2,476,398

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	$25,950	$26,789,880
Golden State Tobacco Securitization Corp. 2.746%, 01/06/2034(b)	13,150	13,253,301
3.293%, 01/06/2042(b)	6,850	6,942,107
Series 2018-A 5.00%, 06/01/2047	82,290	84,261,081
5.25%, 06/01/2047	2,400	2,461,695
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	24,625	28,195,310
Los Angeles County Public Works Financing Authority (County of Los Angeles CA Lease) Series 2022-G 5.00%, 12/01/2036-12/01/2039(c)	13,750	17,339,708
Los Angeles Department of Water & Power Water System Revenue Series 2021-C 5.00%, 07/01/2040	10,530	13,506,966
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	17,685	27,614,659
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2030-08/01/2040	6,215	7,234,015
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,990	4,607,851
Series 2017 5.00%, 11/01/2042	3,375	3,966,174
Riverside County Transportation Commission Series 2021 4.00%, 06/01/2040	3,875	4,526,715
Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(d)	33,680	33,474,158

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego Unified School District/CA Series 2021-N 4.00%, 07/01/2046	$5,000	$5,863,250
San Francisco City & County Airport Comm Series 2020-E 5.00%, 05/01/2038(b)	11,000	13,655,275
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) 2013-A 5.00%, 08/01/2031	1,000	1,025,677
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037(b)	8,525	10,604,872
San Joaquin Hills Transportation Corridor Agency Series 2014-A 5.00%, 01/15/2044	1,450	1,614,706
Series 2014-B 5.25%, 01/15/2044	1,000	1,109,427
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/2036-12/01/2043	1,685	1,731,668
State of California Series 2021 4.00%, 10/01/2035-10/01/2036	19,375	23,414,521
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	3,000	662,087
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	1,961,097
5.00%, 06/01/2039	1,555	1,927,970

		772,561,873

Colorado – 2.7%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,000	5,248,452
City & County of Denver Co. (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	680,581

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	$7,180	$8,811,206
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051-02/01/2061(a)	2,435	2,648,373
Colorado Health Facilities Authority (CommonSpirit Health) 2019-A 4.00%, 08/01/2037	1,695	1,947,641
Series 2019-A 4.00%, 08/01/2038	6,600	7,568,822
5.00%, 08/01/2044(b)	74,345	89,255,834
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	1,150	1,304,694
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2049	7,050	8,687,575
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039-12/01/2043	3,660	3,904,100
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	19,590	19,415,051
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,500	1,529,873
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(a)	8,010	8,934,685
Regional Transportation District (Denver Transit Partners LLC) Series 2020 4.00%, 07/15/2034-07/15/2035	2,180	2,574,341
5.00%, 01/15/2032	2,300	2,937,612
Regional Transportation District Sales Tax Revenue Series 2021 4.00%, 11/01/2039	15,000	17,768,004

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038-12/01/2049	$1,940	$2,103,189
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	2,250	2,476,719
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2038-12/01/2047	2,000	2,098,727
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	805	865,969
AGM Series 2020 5.00%, 12/01/2033-12/01/2050	805	1,002,044

		191,763,492

Connecticut – 2.4%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	2,034,167
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036-07/01/2038	3,850	4,452,901
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	6,400,191
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035-07/01/2037	2,095	2,477,440
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046-09/01/2053(a)	2,475	2,714,431
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044-07/01/2049	18,035	19,647,515
5.00%, 07/01/2033-07/01/2034	765	918,162

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	$1,000	$1,180,140
Series 2018-K1 5.00%, 07/01/2028-07/01/2038	7,090	8,354,105
State of Connecticut Series 2013-E 5.00%, 08/15/2031(b)	1,000	1,077,300
Series 2015-F 5.00%, 11/15/2032	2,875	3,342,669
Series 2016-A 5.00%, 03/15/2032	8,165	9,605,927
Series 2016-E 5.00%, 10/15/2028-10/15/2034(b)	12,845	15,410,991
Series 2016-F 5.00%, 10/15/2031(b)	10,205	12,227,964
Series 2017-A 5.00%, 04/15/2029-04/15/2034(b)	27,825	33,498,461
Series 2018-A 5.00%, 04/15/2034-04/15/2037	7,930	9,759,082
Series 2018-C 5.00%, 06/15/2031-06/15/2038	7,490	9,277,572
Series 2018-E 5.00%, 09/15/2037	1,035	1,284,337
Series 2020-A 5.00%, 01/15/2040	8,300	10,412,668
Series 2020-C 4.00%, 06/01/2035-06/01/2038	3,775	4,458,831
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2031	5,000	5,263,551
Series 2020 5.00%, 05/01/2038-05/01/2040	4,530	5,736,250

		169,534,655

Delaware – 0.1%
Delaware State Economic Development Authority Series 2014 5.00%, 09/01/2044 (Pre-refunded/ETM)	1,125	1,265,975
5.00%, 09/01/2049 (Pre-refunded/ETM)	1,315	1,479,784

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 09/01/2042	$1,310	$1,324,340
Series 2020 5.00%, 09/01/2050	1,125	1,354,362

		5,424,461

District of Columbia – 0.7%
District of Columbia Series 2012 5.00%, 06/01/2042 (Pre-refunded/ETM)	1,420	1,492,364
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041-06/01/2046	1,900	2,119,507
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042-07/01/2048	8,580	9,911,150
Series 2017-B 5.00%, 07/01/2037	1,465	1,717,721
District of Columbia (Rocketship DC Obligated Group) Series 2021 5.00%, 06/01/2051-06/01/2061(a)	2,000	2,295,645
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	182,000	17,048,525
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2048	7,400	8,950,257
Series 2020-A 4.00%, 10/01/2035-10/01/2039	3,750	4,349,891

		47,885,060

Florida – 5.9%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012-A 8.00%, 10/01/2046	435	467,426

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	$1,000	$1,120,582
Bexley Community Development District Series 2016 4.875%, 05/01/2047	1,000	1,065,757
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,400	1,485,611
6.00%, 07/01/2045-07/01/2050(a)	4,110	4,356,359
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026-10/01/2033	5,700	6,823,320
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,300	1,354,528
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	6,650	7,479,019
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045-06/01/2055(a)	3,865	4,200,064
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039-11/01/2045	11,325	12,836,097
5.00%, 11/01/2050	8,230	9,903,858
City of Lakeland FL (Florida Southern College) Series 2012-A 5.00%, 09/01/2037-09/01/2042	2,350	2,410,675
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	6,305,020
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037-08/15/2047(b)	14,530	17,586,670

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015-A 5.00%, 12/01/2044	$1,200	$1,332,884
Series 2016 5.00%, 12/01/2055	3,535	3,949,715
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036-09/01/2049	6,580	3,215,945
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	2,170	2,448,435
5.00%, 10/01/2038-10/01/2044	6,095	7,452,507
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2017 5.00%, 10/01/2042-10/01/2047	7,880	9,395,545
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050-08/15/2055	8,105	9,092,237
County of Miami-Dade FL Aviation Revenue Series 2014-A 5.00%, 10/01/2033(b)	10,000	11,194,235
Series 2015-A 5.00%, 10/01/2031	1,100	1,263,928
Series 2017-B 5.00%, 10/01/2040	9,025	10,684,450
County of Miami-Dade Seaport Department Series 2021-B 4.00%, 10/01/2046-10/01/2050	20,000	22,885,081
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035-10/01/2039	6,045	3,765,912
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039-04/01/2051(a)	4,030	4,530,046

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(a)	$4,000	$4,311,240
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040-06/15/2055(a)	8,150	9,245,726
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050-06/01/2055(a)	10,500	12,145,755
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	1,000	1,103,303
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2019 5.00%, 03/01/2044-03/01/2049	7,965	9,338,215
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,696,484
Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(b)	15,000	18,284,431
Series 2017-A 5.00%, 10/01/2031-10/01/2036(b)	15,500	18,685,671
Series 2019-A 5.00%, 10/01/2049-10/01/2054(b)	8,500	10,239,994
Series 2019A 5.00%, 10/01/2036(b)	5,000	6,177,652
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038	1,530	762,230
6.25%, 04/01/2049	1,820	905,664
Lakewood Ranch Stewardship District Series 2018 5.30%, 05/01/2039	1,000	1,141,860
5.45%, 05/01/2048	1,525	1,727,215

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	$2,700	$3,261,416
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015-A 5.00%, 05/01/2032	1,560	1,646,021
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/2042 (Pre-refunded/ETM)	1,350	1,352,581
Miami Beach Health Facilities Authority Series 2012 5.00%, 11/15/2029 (Pre-refunded/ETM)	2,885	3,027,938
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	2,000	2,201,335
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,451,055
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028-10/01/2040	3,600	4,064,573
Series 2015-C 5.00%, 10/01/2035-10/01/2040	2,750	3,068,937
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	21,590	25,015,035
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041-10/01/2051	5,885	6,531,594
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 5.00%, 11/15/2042	1,000	1,202,117

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	$2,045	$2,078,284
5.00%, 06/01/2055	2,880	3,089,260
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,955	2,208,001
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	4,000	4,966,734
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	5,935,082
Tampa Florida Hospitals 5.00%, 07/01/2050(b)	18,325	22,463,161
Town of Davie FL Series 2013-A 5.625%, 04/01/2043 (Pre-refunded/ETM)	3,765	4,049,212
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	29,231,212
Village Community Development District No. 13 Series 2019 3.00%, 05/01/2029	980	1,030,998
3.375%, 05/01/2034	1,470	1,565,974
3.55%, 05/01/2039	2,560	2,713,403
3.70%, 05/01/2050	9,775	10,268,006
Series 2020 3.50%, 05/01/2051(a)	4,995	5,141,303
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,817,320

		417,751,898

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 1.5%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 07/01/2039 (Pre-refunded/ETM)	$4,000	$4,778,282
City of Atlanta GA Department of Aviation Series 2012-A 5.00%, 01/01/2031	1,390	1,400,914
Series 2014-A 5.00%, 01/01/2033	1,820	1,994,766
Series 2021-C 4.00%, 07/01/2040	2,305	2,691,296
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031(b)	2,500	2,935,403
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032(b)	2,000	2,344,184
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032-07/01/2037(b)	10,855	13,007,848
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034-07/01/2036(b)	10,710	12,503,791
George L Smith II Congress Center Authority (Signia Hotel Management LLC) Series 2021 4.00%, 01/01/2054	1,485	1,660,983
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043-08/01/2047	12,680	14,852,833
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	12,175	12,911,273
Series 2018-C 4.00%, 08/01/2048	12,245	13,081,049

abfunds.com	AB MUNICIPAL INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038-01/01/2059	$16,960	$20,312,219
Private Colleges & Universities Authority (Corp. of Mercer University (The)) Series 2021 4.00%, 10/01/2050	2,700	3,081,309

		107,556,150

Guam – 0.8%
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,925	4,721,835
Territory of Guam Series 2019 5.00%, 11/15/2031	2,015	2,312,444
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	9,015	10,474,761
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011-A 5.125%, 01/01/2042	6,420	6,471,184
Series 2015-D 5.00%, 11/15/2032-11/15/2035	25,505	28,815,781

		52,796,005

Hawaii – 0.1%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2027-11/01/2028(c)	6,500	7,746,352

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,622

Illinois – 9.7%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	5,630	5,841,591
Series 2015-C 5.25%, 12/01/2035-12/01/2039	10,315	11,376,376
Series 2015-E 5.125%, 12/01/2032	1,000	1,106,001
Series 2016-A 7.00%, 12/01/2044	1,400	1,675,135

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-B 6.50%, 12/01/2046	$1,900	$2,309,410
Series 2017-G 5.00%, 12/01/2034	4,150	4,904,028
Series 2017-H 5.00%, 12/01/2036-12/01/2046	5,795	6,753,686
Series 2018-A 5.00%, 12/01/2026-12/01/2028	17,705	21,330,831
Series 2019-A 5.00%, 12/01/2029-12/01/2030	6,070	7,506,005
Series 2019-B 5.00%, 12/01/2030-12/01/2033	3,100	3,808,152
Series 2021-A 5.00%, 12/01/2036-12/01/2040	7,490	9,143,882
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	1,665	1,869,248
Series 2016-B 5.00%, 01/01/2034(b)	5,000	5,822,550
Series 2016-C 5.00%, 01/01/2035-01/01/2038(b)	9,250	10,739,617
Series 2017-B 5.00%, 01/01/2035-01/01/2037(b)	33,445	39,770,649
Series 2018-B 5.00%, 01/01/2053	6,000	7,217,037
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033-07/01/2048	7,145	8,383,626
Chicago Transit Authority Series 2011 5.25%, 12/01/2023 (Pre-refunded/ETM)	4,285	4,302,589
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020-A 4.00%, 12/01/2050(b)	12,340	14,033,433
Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045-12/01/2055(b)	11,000	13,370,161
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	1,050	808,219

abfunds.com	AB MUNICIPAL INCOME SHARES | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	$2,000	$2,325,548
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2042(a)	1,250	1,362,083
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	2,835	3,365,872
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035-09/01/2041	4,280	4,811,658
5.00%, 09/01/2036-09/01/2040	3,495	4,237,595
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,515	3,409,688
Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042-08/01/2047	3,000	3,441,676
Series 2017-C 5.00%, 08/01/2046	1,000	1,145,483
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	5,446,728
Illinois Finance Authority (State of Illinois Water Revolving Fund – Clean Water Program) Series 2020 5.00%, 07/01/2036	13,015	16,844,508
Illinois State Toll Highway Authority Series 2015-A 5.00%, 01/01/2031-01/01/2032	3,125	3,607,868
Series 2015-B 5.00%, 01/01/2036	2,850	3,313,140
Series 2016-A 5.00%, 12/01/2032	7,000	8,162,468
Series 2016-B 5.00%, 01/01/2041	3,450	4,044,219

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2051	$20,785	$9,810,657
Series 2015-B 5.00%, 12/15/2045	13,300	14,950,255
Series 2017-B Zero Coupon, 12/15/2054	9,850	3,496,416
Series 2020 5.00%, 06/15/2050	47,895	56,527,542
State of Illinois Series 2010 7.35%, 07/01/2035	12,865	16,342,382
Series 2012 5.00%, 08/01/2025	1,300	1,343,496
Series 2014 5.00%, 05/01/2023-05/01/2031	14,800	16,041,024
Series 2016 5.00%, 02/01/2024-11/01/2035	40,840	47,812,053
Series 2017-A 5.00%, 12/01/2025-12/01/2034	14,795	17,393,629
Series 2017-C 5.00%, 11/01/2029	29,335	34,748,836
Series 2017-D 5.00%, 11/01/2024-11/01/2028	73,540	86,053,745
Series 2018-A 5.00%, 10/01/2027-05/01/2030	24,750	29,743,578
Series 2018-B 5.00%, 10/01/2026	5,000	5,885,651
Series 2019-B 4.00%, 11/01/2033-11/01/2037	42,795	48,156,586
5.00%, 11/01/2030	8,225	10,149,672
Series 2020 5.50%, 05/01/2030	2,750	3,516,004
5.75%, 05/01/2045	2,500	3,103,751
Series 2020-B 5.00%, 10/01/2030-10/01/2031	4,100	5,094,486
Series 2021-A 5.00%, 03/01/2035-03/01/2046	18,700	22,711,248
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	3,578	3,672,265
Series 2016-B 7.00%, 03/01/2033	1,631	1,673,468

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	$620	$642,323
5.00%, 03/01/2036	2,957	3,085,698
Series 2015-B 6.00%, 03/01/2036	888	940,408

		690,485,933

Indiana – 1.1%
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	2,400	2,579,125
5.00%, 07/01/2044 (Pre-refunded/ETM)	6,070	6,523,036
5.00%, 07/01/2048 (Pre-refunded/ETM)	2,500	2,686,588
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	4,602,305
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 08/15/2027	880	882,839
5.50%, 08/15/2045	2,225	2,232,214
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022-A 4.00%, 04/01/2037-04/01/2042(c)	8,955	10,031,961
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	1,101,948
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	12,235,326
Series 2020-A 3.00%, 11/01/2030	7,290	7,607,294
Series 2021-B 2.50%, 11/01/2030	5,065	5,074,006

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (RES Polyflow Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	$25,795	$24,079,292

		79,635,934

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2018-B 5.25%, 12/01/2050	6,405	6,967,674
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043-05/15/2048	11,000	12,468,237
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	7,909,225
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	4,443,458

		31,788,594

Kansas – 0.3%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 2.39%, 05/01/2036	8,000	7,654,398
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035-03/01/2049	13,035	13,793,022
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,650	1,717,567

		23,164,987

Kentucky – 1.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2035	930	1,055,060

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	$8,500	$8,479,671
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034-08/15/2046(b)	15,780	18,715,694
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038-08/01/2039	2,135	2,445,660
5.00%, 08/01/2044-08/01/2049(b)	13,765	16,472,792
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,698,881
5.50%, 11/15/2045	1,000	1,008,581
Series 2016-A 5.00%, 05/15/2046-05/15/2051	3,100	3,237,558
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	21,590	24,049,015
Series 2017-A 5.00%, 06/01/2031-06/01/2045	21,375	24,878,897
5.25%, 06/01/2041	6,750	7,902,660
Series 2017-B 5.00%, 06/01/2040	5,000	5,815,012
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	1,750	1,792,494
5.75%, 11/15/2045	3,350	3,416,225
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	9,716,144

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 5.00%, 10/01/2047	$1,965	$2,502,872
Series 2020-A 5.00%, 10/01/2038	965	1,196,705

		134,383,921

Louisiana – 1.4%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034-12/01/2036	3,400	4,166,336
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	2,281,153
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034-10/01/2044(b)	27,600	32,942,708
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	11,848
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(e)(f)	2,750	27
Series 2014-A 7.50%, 07/01/2023(e)(f)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	10,270	12,191,995
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042-07/01/2057	17,565	20,111,533
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	1,174,735

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(a)	$7,375	$9,661,823
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	4,855	4,937,422
2.10%, 06/01/2037	2,465	2,538,062
2.20%, 06/01/2037	3,700	3,848,484
Port New Orleans Board of Commissioners Series 2013-B 5.00%, 04/01/2029 (Pre-refunded/ETM)	540	574,018
5.00%, 04/01/2031 (Pre-refunded/ETM)	1,000	1,062,996

		95,503,153

Maine – 0.3%
Finance Authority of Maine (Casella Waste Systems, Inc.) 2018-R2 4.375%, 08/01/2035(a)	1,700	1,864,375
Series 2017 5.25%, 01/01/2025(a)	4,630	5,149,244
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043-07/01/2048	9,620	11,517,535

		18,531,154

Maryland – 1.6%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	1,000	1,119,839
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(a)	1,750	1,800,868
Series 2019-B 3.875%, 06/01/2046(a)	300	302,214
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050	2,615	2,903,720

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. Series 2020 4.00%, 09/01/2040-09/01/2050	$4,750	$5,317,912
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,672,764
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036-07/01/2040	9,880	11,436,494
5.00%, 07/01/2046	22,040	27,129,741
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 4.00%, 04/15/2036-04/15/2040(b)	16,530	19,286,878
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,750	2,532,632
State of Maryland Series 2021-A 5.00%, 08/01/2034	10,000	13,341,272
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2024-12/01/2029(c)	23,280	27,333,975

		116,178,309

Massachusetts – 1.0%
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2021-2 5.00%, 02/01/2039-02/01/2040	22,800	29,579,042
Massachusetts Development Finance Agency Series 2012-A 5.25%, 07/01/2042 (Pre-refunded/ETM)	5,000	5,166,806

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	$2,220	$2,526,707
Series 2017-A 5.00%, 01/01/2040	670	787,412
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	1,760	2,025,221
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027-07/01/2029	915	1,042,268
Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034-10/01/2035	2,360	2,839,003
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031-07/01/2041	3,850	4,462,708
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041-07/01/2046	3,980	4,634,881
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,729,288
AGM Series 2019-A 5.00%, 07/01/2036	1,000	1,216,100
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(g)	10,525	10,235,638
Series 2017-A 7.75%, 12/01/2044(g)	4,425	4,263,634

		71,508,708

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 2.4%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	$10,000	$9,537,138
Series 2018 5.00%, 04/01/2033-04/01/2038	4,385	5,101,360
Series 2020 5.50%, 04/01/2045-04/01/2050	3,860	4,729,450
Series 2021-A 5.00%, 04/01/2038-04/01/2046	3,130	3,785,492
City of Detroit MI Sewage Disposal System Revenue Series 2012-A 5.00%, 07/01/2032 (Pre-refunded/ETM)	4,400	4,541,481
5.25%, 07/01/2039 (Pre-refunded/ETM)	4,825	4,988,147
Detroit City School District Series 2012-A 5.00%, 05/01/2031	120	122,824
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032-11/01/2037	1,655	1,813,537
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046	1,025	1,193,436
Series 2016-D 5.00%, 07/01/2036	25,210	29,803,610
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	1,230,488
Series 2020 5.00%, 05/15/2055	6,860	7,632,135
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 05/15/2031-05/15/2036(b)	20,100	22,152,350
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,240,327

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029-07/01/2034	$2,100	$2,343,427
Series 2015-D1 5.00%, 07/01/2034	2,000	2,294,969
Series 2015-D2 5.00%, 07/01/2034	3,400	3,901,447
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	4,589,137
Series 2019-A 5.00%, 11/15/2048	6,635	8,095,711
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2049	5,000	5,537,254
Series 2020-B Zero Coupon, 06/01/2065	27,415	3,483,268
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031-07/01/2033	7,950	8,507,482
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	10,139,338
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	116,850	5,937,639
State of Michigan Trunk Line Revenue Series 2021 5.00%, 11/15/2034	10,000	13,245,874
Wayne State University Series 2018-A 5.00%, 11/15/2043	4,000	4,815,073

		171,762,394

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.1%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2054	$1,000	$1,064,713
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2043-02/15/2048	2,925	3,454,445
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	1,390	1,621,808
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018-A 5.00%, 10/01/2045	1,900	2,242,582

		8,383,548

Mississippi – 0.5%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(a)	2,500	2,644,627
5.00%, 10/01/2024-10/01/2033(a)	7,650	8,770,913
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036-09/01/2046	19,910	23,119,121
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	720	818,080
5.00%, 01/01/2035	1,230	1,513,322

		36,866,063

Missouri – 1.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	2,925	3,380,283

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	$1,000	$1,108,195
Series 2019 4.00%, 02/01/2042-02/01/2048	37,870	42,036,067
5.00%, 02/01/2042-02/01/2048	3,220	3,838,530
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	3,125	3,184,047
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/2036(g)	1,460	759,200
6.00%, 11/15/2046-11/15/2051(g)	8,365	4,349,800
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	620	662,305
Series 2016-A 5.00%, 08/15/2036-08/15/2046	3,060	3,295,547
Series 2018 5.00%, 08/15/2042	6,940	7,650,717
Series 2021-A 5.00%, 08/15/2056	5,420	6,231,592
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,648,349
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A 5.00%, 12/01/2035	2,000	2,183,034
5.125%, 12/01/2045	4,500	4,878,989

		87,206,655

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	$1,085	$1,282,423

Nebraska – 0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2032-09/01/2042	2,975	3,089,489
Series 2017-A 5.00%, 09/01/2034-09/01/2037	19,955	27,423,073

		30,512,562

Nevada – 0.7%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037-09/01/2047	3,935	4,651,244
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(a)	24,000	4,073,270
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	3,540	3,636,193
Clark County School District Series 2017-C 5.00%, 06/15/2033-06/15/2035(b)	13,410	16,172,000
5.00%, 06/15/2036	3,700	3,883,458
AGM Series 2019-B 3.00%, 06/15/2037	5,185	5,538,357
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	2,042,488
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,890	2,017,918
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040-07/01/2051	8,050	9,191,284

		51,206,212

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.8%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	$21,337	$25,204,014
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020-A 3.625%, 07/01/2043(a)	1,960	2,049,302
Series 2020-B 3.75%, 07/01/2045(a)	3,525	3,699,728
New Hampshire Health and Education Facilities Authority Act Series 2012 5.00%, 01/01/2042 (Pre-refunded/ETM)	2,940	2,963,208
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	15,080	23,248,649

		57,164,901

New Jersey – 8.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	3,455	3,653,644
Series 2014-P 5.00%, 06/15/2029	5,000	5,545,562
Series 2017-D 5.00%, 06/15/2033-06/15/2042	7,520	8,852,594
Series 2018-A 5.00%, 06/15/2042-06/15/2047	5,885	6,952,519
Series 2021-Q 4.00%, 06/15/2038-06/15/2050	8,300	9,435,068
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 4.00%, 11/01/2044	3,450	3,862,038
5.00%, 11/01/2033	3,770	4,683,020

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	$10,660	$12,251,990
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2030-06/15/2037	7,740	9,640,783
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	8,384,179
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,640	1,931,971
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	735	750,142
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,589,086
Series 2014-B 5.625%, 11/15/2030	1,475	1,619,155
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020-A 4.00%, 07/01/2050	1,805	2,027,957
5.00%, 07/01/2045	4,460	5,417,888
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,559,067

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036-07/01/2042	$8,645	$10,322,940
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,275,497
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,271,760
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2030	45,225	52,939,948
Series 2018-A 5.00%, 06/15/2029-06/15/2031	38,885	45,467,295
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	1,000	1,099,573
Series 2015-A 5.00%, 06/15/2045	8,450	9,526,692
Series 2018-A 5.00%, 12/15/2030-12/15/2036	54,405	66,463,287
Series 2019 5.00%, 06/15/2034-06/15/2046	8,495	10,287,962
Series 2019-B 4.00%, 06/15/2036-06/15/2037	2,715	3,065,500
5.00%, 06/15/2032	3,480	4,269,820
Series 2020-A 4.00%, 06/15/2050	10,000	11,211,008
Series 2022-A 4.00%, 06/15/2042(c)	3,000	3,393,771
5.00%, 06/15/2030-06/15/2033(c)	25,250	32,065,265
New Jersey Turnpike Authority Series 2013-A 5.00%, 01/01/2027 (Pre-refunded/ETM)	2,500	2,580,386

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-E 5.00%, 01/01/2033-01/01/2045(b)	$15,400	$17,448,926
Series 2016-A 5.00%, 01/01/2033	6,500	7,593,947
Series 2017-A 5.00%, 01/01/2033-01/01/2034(b)	15,000	17,970,064
Series 2017-B 5.00%, 01/01/2032-01/01/2033	13,540	16,640,161
Series 2019-A 5.00%, 01/01/2048(b)	11,320	13,771,846
State of New Jersey Series 2020 4.00%, 06/01/2031	31,040	37,697,198
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,725,055
Series 2018-B 5.00%, 06/01/2046	91,835	105,654,349

		569,898,913

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039-05/15/2049	2,180	2,431,107
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	1,060	1,088,969
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039-07/01/2049	6,615	7,210,602

		10,730,678

New York – 8.9%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(a)	34,020	38,161,401
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(a)	355	356,031

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	$2,240	$2,454,191
City of New York NY Series 2018-E 5.00%, 03/01/2037-03/01/2038(b)	17,500	21,229,981
Series 2020-A 5.00%, 08/01/2030-08/01/2033(b)	42,875	55,555,305
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045-07/01/2051(a)	20,500	23,950,922
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2046	13,520	15,727,225
Metropolitan Transportation Authority Series 2012-F 5.00%, 11/15/2030	2,540	2,651,517
Series 2013-D 5.00%, 11/15/2043	2,000	2,143,746
Series 2013-E 5.00%, 11/15/2032	4,425	4,767,766
Series 2015-B 5.00%, 11/15/2032	3,715	4,180,149
Series 2015-C 5.00%, 11/15/2027	1,110	1,287,555
5.25%, 11/15/2030	4,000	4,623,899
Series 2015-D 5.00%, 11/15/2031-11/15/2034	11,915	13,586,937
Series 2016-A 5.00%, 11/15/2026-11/15/2032	5,590	6,521,258
Series 2016-C 4.00%, 11/15/2026	1,705	1,950,472
Series 2016-D 5.00%, 11/15/2027-11/15/2029	7,445	8,825,667
Series 2017-A 5.00%, 11/15/2026	1,525	1,819,157
Series 2017-B 5.00%, 11/15/2027	1,185	1,440,646
Series 2017-C 5.00%, 11/15/2025-11/15/2033	35,175	42,403,745
Series 2018-B 5.00%, 11/15/2028	1,340	1,646,589
Series 2019-A 5.00%, 11/15/2048	3,075	3,460,628

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-C 5.00%, 11/15/2038	$380	$457,173
Series 2020-A 5.00%, 11/15/2045-11/15/2047	5,595	7,003,291
Series 2020-C 4.75%, 11/15/2045	3,000	3,508,302
5.00%, 11/15/2050	7,000	8,318,339
5.25%, 11/15/2055	2,000	2,405,064
Series 2020-D 5.00%, 11/15/2043	5,000	6,048,707
Series 2020-E 4.00%, 11/15/2045	3,000	3,338,723
5.00%, 11/15/2029-11/15/2033	6,895	8,649,638
Series 2021-A 4.00%, 11/15/2050	28,500	31,647,021
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	7,237,596
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(a)	1,080	1,239,917
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058	525	494,956
9.00%, 01/01/2041(a)	270	266,182
New York City Housing Development Corp. Series 2020-A 2.55%, 08/01/2040	3,645	3,683,511
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	30,000	4,972,497
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	100	101,623
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	5,765	8,014,299

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.80%, 09/15/2069	$2,620	$2,658,553
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030-12/01/2034(a)	4,200	5,001,972
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034	13,000	12,957,286
2.252%, 03/15/2032(b)	13,000	12,958,672
New York State Thruway Authority AGM Series 2012-I 5.00%, 01/01/2037 (Pre-refunded/ETM)	2,000	2,015,989
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	3,800	4,411,527
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	51,325	61,644,403
Series 2020 4.00%, 10/01/2030	23,150	26,831,431
4.375%, 10/01/2045	35,385	40,525,666
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	2,670	2,986,778
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041-07/01/2046	33,055	36,630,084
5.25%, 01/01/2050	13,885	15,455,056
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	6,045	6,285,236

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	$1,055	$1,060,969
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/2034	3,900	3,974,671
Series 2013-178 5.00%, 12/01/2033	5,000	5,446,252
Triborough Bridge & Tunnel Authority Series 2020-A 5.00%, 11/15/2054	3,000	3,754,154
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036(b)	4,000	4,015,300
2.917%, 05/15/2040(b)	10,000	10,041,099
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2041	1,560	1,794,373
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	855,292
5.25%, 09/15/2042-09/15/2053	2,330	2,292,691
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	3,840	3,992,144
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	4,230	4,821,068
Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(a)	1,300	1,288,478

		629,830,770

North Carolina – 0.5%
County of New Hanover NC Series 2017 5.00%, 10/01/2042 (Pre-refunded/ETM)	4,750	5,837,418

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2047 (Pre-refunded/ETM)	$1,080	$1,327,244
Fayetteville State University Series 2023 5.00%, 04/01/2027-04/01/2042(a)(c)	7,740	9,226,033
North Carolina Medical Care Commission Series 2015-A 5.00%, 09/01/2037 (Pre-refunded/ETM)	1,735	1,954,456
Series 2017 5.00%, 09/01/2046 (Pre-refunded/ETM)	1,000	1,113,543
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	5,321,010
5.00%, 07/01/2045	1,000	1,064,930
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,395,330
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,986,520

		34,226,484

North Dakota – 0.4%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2038-12/01/2041	5,040	5,775,514
5.00%, 12/01/2034	2,295	2,926,899
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	5,195	5,211,407
7.00%, 12/15/2043(a)	5,390	5,390,665
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2048-06/01/2053	10,230	11,765,706

		31,070,191

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 5.1%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	$4,500	$4,616,039
4.00%, 11/15/2036-11/15/2038	2,550	2,945,107
American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2041-02/15/2046	10,000	11,563,649
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	2,000	2,212,446
Series 2020-B 5.00%, 06/01/2055	178,935	200,789,978
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037-12/01/2047	7,500	8,910,218
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 4.00%, 12/01/2040	10,390	11,988,290
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042-02/15/2052	12,170	14,140,925
5.25%, 02/15/2047	12,860	15,145,696
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 07/01/2047	2,300	2,302,872
Series 2019 5.00%, 07/01/2049	3,940	3,950,441
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	18,425	22,472,359
County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	500	535,717
5.50%, 05/01/2050	1,000	1,069,968

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	$2,210	$2,390,241
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(a)	2,000	996,380
Series 2018-A 6.25%, 04/01/2049(a)	10,105	5,028,424
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	7,266,764
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	7,480	7,593,923
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	1,780	1,897,718
Ohio Higher Educational Facility Commission (Kenyon College) Series 2020 5.00%, 07/01/2038-07/01/2042	9,690	11,942,923
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	9,565	9,710,679
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041-01/01/2051	14,500	15,696,868

		365,167,625

Oklahoma – 0.5%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	780	800,224
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044-08/01/2049	15,630	18,225,336

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.50%, 08/15/2057	$14,170	$17,300,244

		36,325,804

Oregon – 0.5%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020 2.75%, 11/15/2025	1,000	1,000,634
Series 2020-A 5.125%, 11/15/2040	750	821,945
5.375%, 11/15/2055	1,300	1,426,517
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045-08/15/2050	10,000	12,422,233
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	2,149,913
Tri-County Metropolitan Transportation District of Oregon Series 2021-A 4.00%, 09/01/2040-09/01/2041	6,000	7,224,130
5.00%, 09/01/2032-09/01/2035	4,150	5,525,678
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	1,400	1,400,592

		31,971,642

Pennsylvania – 5.8%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2039	2,000	2,300,787
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034-04/01/2036	33,535	40,605,930
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	2,270	2,572,259

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	$1,455	$1,478,618
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	9,409,919
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	1,103,133
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	5,000	5,521,796
5.00%, 07/01/2031-07/01/2054	6,150	7,465,517
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,477,312
6.00%, 10/01/2048	9,000	9,887,700
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(a)	1,031	1,159,630
City of Philadelphia PA Series 2017 5.00%, 08/01/2029-08/01/2031	12,110	14,695,561
Series 2019-B 5.00%, 02/01/2035-02/01/2038	11,300	14,015,372
AGM Series 2017-A 5.00%, 08/01/2033-08/01/2034	13,000	15,629,958
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 01/07/2032(b)	3,725	3,716,165
2.289%, 01/07/2033(b)	3,060	3,068,709
Series 2017-A 5.00%, 10/01/2035-10/01/2036	5,105	6,251,537

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018-A 5.00%, 07/01/2038	$1,120	$1,340,330
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	10,000	11,110,074
Series 2019 5.00%, 07/01/2044	6,885	8,498,351
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046-06/01/2051	3,375	3,746,978
Cumberland County Municipal Authority Series 2012 5.25%, 01/01/2041 (Pre-refunded/ETM)	180	181,472
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2012 5.25%, 01/01/2041	820	826,705
Series 2019 5.00%, 01/01/2045	1,815	1,978,147
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(b)	10,000	12,216,015
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040-03/01/2050	900	1,009,042
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,657,401
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	4,410,389

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019 4.00%, 09/01/2049	$5,900	$6,650,639
5.00%, 09/01/2051	2,300	2,780,742
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/2025 (Pre-refunded/ETM)	200	201,004
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2043	500	570,202
5.00%, 11/15/2045	1,560	1,866,350
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	1,040	1,106,428
5.25%, 01/01/2040	4,740	5,036,907
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	5,463,331
6.00%, 07/01/2045	2,000	2,122,338
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2012-A 5.25%, 03/01/2042	265	268,154
Series 2016-A 5.00%, 03/01/2037	2,925	3,262,744
Series 2016-B 5.25%, 03/01/2031-03/01/2037	2,310	2,646,648
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(a)	2,330	2,382,294
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012-A 5.00%, 11/01/2041	1,620	1,683,126

62 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	$2,830	$3,312,423
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 3.00%, 01/01/2022-01/01/2023	1,115	1,136,417
4.00%, 01/01/2027-01/01/2032	3,180	3,633,736
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A 4.00%, 04/15/2036-04/15/2040(b)	24,530	28,589,691
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,177,455
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(c)	2,050	2,348,961
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,629,475
Series 2017-B 5.00%, 06/01/2035-06/01/2036	12,850	15,328,448
Series 2018-A 5.00%, 12/01/2043	10,000	12,272,575
Series 2019-A 5.00%, 12/01/2038-12/01/2044	9,180	11,303,920
Series 2021-A 4.00%, 12/01/2042	4,000	4,642,746
Series 2021-B 4.00%, 12/01/2043	1,725	1,997,844
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,219,239

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School II) Series 2020 5.00%, 08/01/2040-08/01/2050	$2,025	$2,398,220
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050-08/01/2054	8,560	10,082,757
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2050(a)	1,700	1,941,231
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	5,924,883
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034-09/01/2035	2,615	3,016,600
Series 2016-F 5.00%, 09/01/2033-09/01/2036	4,000	4,730,979
Series 2018-A 5.00%, 09/01/2034-09/01/2038	4,000	4,891,897
Series 2018-B 5.00%, 09/01/2043	3,000	3,626,568
Series 2019-A 4.00%, 09/01/2037-09/01/2039	5,530	6,390,153
5.00%, 09/01/2044(b)	17,900	22,061,736
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051-01/01/2057(a)	12,110	9,674,478
Series 2016-B 6.08%, 01/01/2026(a)	725	711,683
Series 2016-C Zero Coupon, 01/01/2036(a)	2,945	1,128,230
Series 2016-D Zero Coupon, 01/01/2057(g)	58,055	3,483,300
State Public School Building Authority AGM Series 2016 5.00%, 12/01/2029 (Pre-refunded/ETM)	220	266,691
5.00%, 12/01/2029-12/01/2030	8,525	10,212,920

64 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038-08/01/2043	$8,435	$9,753,163

		415,264,133

Puerto Rico – 4.4%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	8,370	1,350,431
Series 2008-A Zero Coupon, 05/15/2057	251,000	17,720,600
Commonwealth of Puerto Rico Series 2006-A 5.25%, 07/01/2023(f)(h)	2,510	2,481,763
Series 2011-A 5.75%, 07/01/2041(f)(h)	2,810	2,729,213
Series 2012-A 5.50%, 07/01/2039(f)(h)	3,490	3,254,425
5.75%, 07/01/2028(f)(h)	1,350	1,263,938
AGC Series 2001-A 5.50%, 07/01/2029	670	734,709
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	7,501	7,022,802
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	5,235	5,700,072
Series 2012-A 4.25%, 07/01/2025	8,140	8,348,749
5.00%, 07/01/2022-07/01/2033	9,700	9,996,939
5.125%, 07/01/2037	1,155	1,191,313
5.25%, 07/01/2029-07/01/2042	12,060	12,449,153
5.50%, 07/01/2028	4,090	4,228,749
5.75%, 07/01/2037	2,985	3,091,206
6.00%, 07/01/2047	2,845	2,950,350
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(f)(h)	22,285	21,783,587
Series 2008-W 5.25%, 07/01/2033(f)(h)	1,000	981,250
5.50%, 07/01/2038(f)(h)	10,490	10,319,537
Series 2010-A 5.25%, 07/01/2029-07/01/2030(f)(h)	3,990	3,915,187

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010-C 5.00%, 07/01/2021(h)(i)	$1,735	$1,695,963
Series 2010-D 5.00%, 07/01/2021-07/01/2022(f)(h)	2,000	1,957,625
Series 2010-X 5.25%, 07/01/2040(f)(h)	12,605	12,368,656
5.75%, 07/01/2036(f)(h)	7,375	7,282,812
Series 2010-Z 5.25%, 07/01/2024-07/01/2025(f)(h)	3,185	3,125,281
Series 2012-A 5.00%, 07/01/2029-07/01/2042(f)(h)	4,250	4,154,375
AGM Series 2007-U 5.00%, 07/01/2023	1,050	1,057,307
AGM Series 2007-V 5.25%, 07/01/2031	25,380	28,012,137
NATL Series 2007-V 5.25%, 07/01/2029	5,965	6,459,246
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	8,600	9,358,495
AGC Series 2007-C 5.50%, 07/01/2031	1,235	1,387,718
AGC Series 2007-N 5.25%, 07/01/2036	825	888,760
AGM Series 2007-C 5.25%, 07/01/2036	1,800	1,939,287
NATL Series 2007 5.50%, 07/01/2028	1,000	1,098,369
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	23,735	24,506,387
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	335	340,025
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	16,536	6,117,750

66 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 4.329%, 07/01/2040	$15,975	$17,532,130
4.55%, 07/01/2040	1,198	1,330,852
5.00%, 07/01/2058	54,251	61,246,536

		313,373,684

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2028-05/15/2029	2,000	2,420,618

South Carolina – 1.4%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	9,595	11,816,848
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	5,000	5,131,531
6.50%, 06/01/2051(a)	3,500	3,590,012
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	1,010,189
5.125%, 05/01/2048	1,000	1,010,682
South Carolina Public Service Authority Series 2013-A 5.00%, 12/01/2038	575	625,364
Series 2013-B 5.00%, 12/01/2038	810	880,947
Series 2014-A 5.00%, 12/01/2049	11,820	13,075,572
Series 2014-B 5.00%, 12/01/2038	1,160	1,283,583
Series 2014-C 5.00%, 12/01/2036-12/01/2046	3,495	3,931,374
Series 2015-A 5.00%, 12/01/2050	5,000	5,684,395
Series 2016-A 5.00%, 12/01/2034-12/01/2036	4,815	5,644,403

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-B 5.00%, 12/01/2037-12/01/2056	$38,780	$45,760,903

		99,445,803

South Dakota – 0.4%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2056-08/01/2061	5,375	5,799,356
South Dakota Health & Educational Facilities Authority Series 2017 5.00%, 09/01/2040(b)	15,035	17,780,661
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033(b)	3,260	3,860,892

		27,440,909

Tennessee – 1.3%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	9,080	8,811,701
5.125%, 12/01/2042(a)	19,270	18,209,425
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	1,146,791
5.00%, 08/01/2044-08/01/2049	11,260	13,482,941
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	5,250	5,417,188
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)	5,040	2,507,992

68 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	$2,435	$2,861,089
Series 2017-A 5.00%, 07/01/2048	2,335	2,778,883
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue Series 2021-A 4.00%, 07/01/2035-07/01/2046	17,100	20,478,045
Shelby County Health Educational & Housing Facilities Board Series 2012 5.25%, 12/01/2042 (Pre-refunded/ETM)	1,000	1,053,656
5.375%, 12/01/2047 (Pre-refunded/ETM)	800	844,003
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	15,000	17,529,878

		95,121,592

Texas – 5.7%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-B 5.00%, 10/01/2050(a)	3,300	3,457,225
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036-08/15/2046	1,195	1,279,447
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue) Series 2021 4.00%, 10/01/2045-10/01/2050	8,815	10,052,472
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	3,500	3,688,706

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-A 5.00%, 01/01/2045 (Pre-refunded/ETM)	$4,905	$5,695,873
Series 2016 5.00%, 01/01/2033-01/01/2046	9,690	11,691,198
Series 2020-A 5.00%, 01/01/2044-01/01/2049	6,170	7,492,854
Series 2021-C 5.00%, 01/01/2027	7,000	8,144,200
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	6,800	7,595,297
City of Austin TX Airport System Revenue Series 2019-B 5.00%, 11/15/2039	1,000	1,230,832
City of Houston TX Series 2021-B 2.047%, 03/01/2033	2,495	2,458,303
2.147%, 03/01/2034	7,405	7,290,266
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	2,172,633
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	16,960	18,373,122
Series 2015-B 5.00%, 07/15/2030-07/15/2035	2,960	3,259,543
Series 2018 5.00%, 07/15/2028	22,875	26,947,784
Series 2020 5.00%, 07/01/2027-07/15/2027	4,250	4,933,593
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	5,000	6,253,873
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	543,560
Series 2013 6.00%, 08/15/2043	1,000	1,078,379

70 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	$2,525	$2,792,555
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	1,650	1,695,453
Decatur Hospital Authority (Wise Regional Health System) Series 2014-A 5.25%, 09/01/2044	3,150	3,459,267
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,642,526
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	7,305	8,425,832
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	25,410	26,721,583
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2037 (Pre-refunded/ETM)	2,050	2,498,913
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053	7,820	5,428,848
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	4,500	4,713,374
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040-01/01/2055	3,800	4,169,885

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	$4,940	$5,581,106
North Texas Education Finance Corp. Series 2012-A 5.125%, 12/01/2042 (Pre-refunded/ETM)	280	287,909
North Texas Tollway Authority (North Texas Tollway System) Series 2014-B 5.00%, 01/01/2031	8,975	9,826,611
Series 2015-A 5.00%, 01/01/2035	7,000	7,914,850
Series 2017-B 5.00%, 01/01/2033-01/01/2043	7,400	8,770,855
Series 2020 3.079%, 01/01/2042	4,990	5,073,201
Series 2021 3.011%, 01/01/2043(b)	7,500	7,675,967
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(a)	3,315	3,411,209
Series 2021 2.125%, 01/01/2028(a)	540	537,362
2.25%, 01/01/2029(a)	800	795,265
2.50%, 01/01/2030(a)	905	899,025
2.625%, 01/01/2031(a)	500	496,562
Red River Health Facilities Development Corp. Series 2011-A 8.00%, 11/15/2046 (Pre-refunded/ETM)	1,790	1,794,956
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014-A 7.75%, 11/15/2044	1,315	1,438,502
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 01/01/2032	1,740	1,755,087
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(e)(f)(h)	2,180	545,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(f)(h)	$200	$114,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045	3,540	2,832,000
Series 2015-B 5.00%, 11/15/2030	4,000	3,200,000
Series 2017 5.25%, 11/15/2047	1,115	892,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	6,475	6,896,640
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044-10/01/2049	5,350	5,802,651
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	8,735	10,102,334
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,404,309
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037-12/31/2039	9,100	10,397,811
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,600	3,991,218

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 06/30/2058	$59,005	$70,089,490
Texas Transportation Commission Series 2019 5.00%, 08/01/2057	7,500	8,621,936
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2021 4.00%, 10/15/2036-10/15/2056	20,245	24,039,953
Uptown Development Authority Series 2017-A 5.00%, 09/01/2035	1,015	1,151,622

		405,526,827

Utah – 0.5%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(b)	7,245	8,620,686
Series 2021-A 5.00%, 07/01/2037-07/01/2046	20,000	25,096,252
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	5,000	4,785,883

		38,502,821

Vermont – 0.0%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(a)	1,100	1,273,128
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	200	205,044

		1,478,172

Virginia – 0.9%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2038-07/01/2045	4,620	5,377,449
5.00%, 07/01/2036	850	1,080,239
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(a)	1,000	1,050,114

74 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	$1,000	$1,170,167
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	1,030	1,038,298
Fairfax County Economic Development Authority Series 2013-A 5.00%, 12/01/2047 (Pre-refunded/ETM)	1,955	2,142,994
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	7,531,660
Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2035(a)	1,000	1,069,584
Series 2015-A 5.00%, 07/01/2045(a)	1,110	1,164,010
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	16,405	16,888,332
5.50%, 01/01/2042	3,580	3,690,414
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,646,407
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	18,500	20,762,724

		65,612,392

Washington – 3.1%
Energy Northwest (Bonneville Power Administration) Series 2021 5.00%, 07/01/2040	20,000	25,927,166
Kalispel Tribe of Indians Series 2018-A 5.25%, 01/01/2038(a)	750	884,315
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	2,235	2,379,567

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	$9,000	$10,290,085
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	5,035	5,616,209
Series 2019 5.00%, 04/01/2044	3,380	4,051,531
State of Washington Series 2020-A 5.00%, 08/01/2038	15,000	19,275,558
Series 2021-A 5.00%, 08/01/2040	12,000	15,647,326
Series 2021-F 5.00%, 06/01/2039	5,000	6,509,408
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037-08/01/2044	19,885	24,029,655
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-A 5.00%, 07/01/2035	2,350	2,842,514
Series 2017-B 5.00%, 07/01/2034	1,855	2,246,836
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2045-09/01/2050	5,490	6,215,041
5.00%, 09/01/2039-09/01/2050	5,725	7,156,372
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033-08/15/2037	18,005	20,967,974
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	19,340	22,060,003

76 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	$3,550	$3,752,680
Series 2021-1, Class A 3.50%, 12/20/2035	19,516	22,380,580
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(j)	14,913	905,148
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2031-01/01/2046(a)	2,790	3,048,112
Series 2019-A 5.00%, 01/01/2044-01/01/2055(a)	11,855	13,159,457
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(a)	3,215	3,535,827

		222,881,364

West Virginia – 0.1%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,000	3,130,185
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	4,035	4,243,220
West Virginia Hospital Finance Authority Series 2013-A 5.50%, 06/01/2044 (Pre-refunded/ETM)	2,100	2,272,609

		9,646,014

Wisconsin – 3.3%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	8,850	8,525,422
UMA Education, Inc. Series 2019 5.00%, 10/01/2034-10/01/2039(a)	21,005	24,968,699

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(b)	$20,345	$24,039,392
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	1,102,314
4.00%, 02/15/2036-02/15/2037	2,650	3,088,378
5.00%, 02/15/2028-02/15/2031	3,500	4,412,899
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) Series 2019 5.00%, 07/01/2044	1,000	1,157,915
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039-11/01/2054	3,690	4,083,738
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) Series 2019 4.00%, 12/15/2035-12/15/2038	7,405	8,671,477
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(a)	1,340	1,426,455
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2037	600	692,083
5.00%, 11/15/2041	1,500	1,806,055
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 4.00%, 07/01/2046-07/01/2051	2,775	3,140,933

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	$3,335	$3,636,113
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,696,348
5.00%, 01/01/2038-01/01/2040	1,750	2,162,336
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	2,030	2,390,054
Wisconsin Public Finance Authority (Catholic Bishop of Chicago(The)) Series 2021 5.75%, 07/25/2041(a)	57,000	60,354,860
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	2,060	2,283,405
Series 2016-D 4.05%, 11/01/2030	720	790,337
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	2,650	3,040,826
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2037-05/15/2047(a)	3,225	3,508,290
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(a)	6,000	5,956,215
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(a)	1,550	1,706,285
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014-A 5.75%, 11/15/2044(a)	1,000	1,074,707

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2040-04/01/2050(a)	$4,650	$5,431,220
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-A 4.00%, 06/01/2056(c)	29,090	27,879,943
Series 2022 4.00%, 06/01/2049(c)	3,900	3,665,358
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(a)	545	587,729
Wisconsin Public Finance Authority (Sky Harbour Capital LLC Obligated Group) Series 2021 4.25%, 07/01/2054	3,500	3,600,009
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046-02/01/2051	13,500	15,205,571

		232,085,366

Total Municipal Obligations (cost $7,055,325,497)		7,479,230,322

	Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(k)(l)(m) (cost $237,164,210)	237,164,210	237,164,210

Total Investments – 108.4% (cost $7,292,489,707)		7,716,394,532
Other assets less liabilities – (8.4)%		(595,814,520)

Net Assets – 100.0%		$7,120,580,012

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	(5.00)%	Quarterly	3.05%	USD	80,000	$(7,553,377)	$(7,610,005)	$56,628

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$4,879,595	$	– 0	–	$4,879,595
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	2,349,058		– 0	–	2,349,058
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	2,401,569		– 0	–	2,401,569
USD	158,000	01/15/2027	CPI#	3.320%	Maturity	(1,321,201)		– 0	–	(1,321,201)
USD	156,000	01/15/2027	CPI#	3.466%	Maturity	225,425		(221,151)		446,576
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	73,054,098		– 0	–	73,054,098
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	34,597,856		– 0	–	34,597,856
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	10,174,169		– 0	–	10,174,169
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	10,069,060		– 0	–	10,069,060
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	2,944,572		– 0	–	2,944,572
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	3,671,584		– 0	–	3,671,584
USD	76,500	04/15/2032	CPI#	2.909%	Maturity	(476,695)		– 0	–	(476,695)
USD	67,600	04/15/2032	CPI#	2.748%	Maturity	(1,795,859)		– 0	–	(1,795,859)
USD	35,750	04/15/2032	CPI#	2.722%	Maturity	(1,068,301)		– 0	–	(1,068,301)
USD	29,490	02/15/2041	CPI#	2.553%	Maturity	(985,753)		– 0	–	(985,753)
USD	22,051	02/15/2041	CPI#	2.500%	Maturity	(1,018,534)		– 0	–	(1,018,534)
USD	21,699	02/15/2041	CPI#	2.505%	Maturity	(976,264)		– 0	–	(976,264)
USD	57,880	02/15/2046	CPI#	2.391%	Maturity	(4,008,995)		– 0	–	(4,008,995)

						$132,715,384		$(221,151)		$132,936,535

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	250,000	10/15/2024	3 Month LIBOR	1.582%	Quarterly/ Semi-Annual	$4,788,902	$	– 0	–	$4,788,902
USD	46,600	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	1,046,480		– 0	–	1,046,480
USD	146,650	01/16/2025	3 Month LIBOR	1.623%	Quarterly/ Semi-Annual	3,585,647		– 0	–	3,585,647

abfunds.com	AB MUNICIPAL INCOME SHARES | 81

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	250,000	01/15/2028	1.068%	3 Month LIBOR	Semi-Annual/ Quarterly	$3,430,556	$	– 0	–	$3,430,556
USD	200,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/ Quarterly	2,612,399		– 0	–	2,612,399
USD	200,000	01/15/2031	1.537%	3 Month LIBOR	Semi-Annual/ Quarterly	(190,140)		– 0	–	(190,140)
USD	125,000	02/15/2031	1.537%	3 Month LIBOR	Semi-Annual/ Quarterly	(153,755)		– 0	–	(153,755)
USD	68,000	04/14/2034	1.080%	3 Month LIBOR	Semi-Annual/ Quarterly	4,534,706		– 0	–	4,534,706
USD	63,810	04/14/2034	1.022%	3 Month LIBOR	Semi-Annual/ Quarterly	4,684,090		– 0	–	4,684,090
USD	160,000	02/15/2036	1.469%	3 Month LIBOR	Semi-Annual/ Quarterly	4,427,498		– 0	–	4,427,498
USD	50,000	04/15/2044	1.816%	3 Month LIBOR	Semi-Annual/ Quarterly	(723,029)		– 0	–	(723,029)
USD	40,000	04/15/2044	0.768%	3 Month LIBOR	Semi-Annual/ Quarterly	7,715,898		– 0	–	7,715,898
USD	40,000	04/15/2044	1.281%	3 Month LIBOR	Semi-Annual/ Quarterly	3,759,209		– 0	–	3,759,209
USD	30,000	04/15/2044	1.858%	3 Month LIBOR	Semi-Annual/ Quarterly	(680,117)		– 0	–	(680,117)
USD	25,000	04/15/2044	0.755%	3 Month LIBOR	Semi-Annual/ Quarterly	4,887,577		– 0	–	4,887,577
USD	25,000	04/15/2044	0.931%	3 Month LIBOR	Semi-Annual/ Quarterly	4,038,336		– 0	–	4,038,336
USD	115,000	02/15/2046	3 Month LIBOR	1.707%	Quarterly/ Semi-Annual	(1,309,573)		– 0	–	(1,309,573)
USD	87,000	02/15/2046	3 Month LIBOR	1.791%	Quarterly/ Semi-Annual	508,937		– 0	–	508,937
USD	77,000	02/15/2046	3 Month LIBOR	2.210%	Quarterly/ Semi-Annual	7,304,549		– 0	–	7,304,549
USD	57,000	02/15/2046	3 Month LIBOR	1.893%	Quarterly/ Semi-Annual	1,789,827		– 0	–	1,789,827
USD	33,000	02/15/2046	3 Month LIBOR	2.112%	Quarterly/ Semi-Annual	2,456,254		– 0	–	2,456,254

						$58,514,251	$	– 0	–	$58,514,251

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 52,610	10/09/2029	1.120%	SIFMA*	Quarterly	$(8,949)	$	– 0	–	$(8,949)
Citibank, NA	USD 52,610	10/09/2029	1.125%	SIFMA*	Quarterly	(31,202)		– 0	–	(31,202)

						$(40,151)	$	– 0	–	$(40,151)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

82 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $881,853,714 or 12.4% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	When-Issued or delayed delivery security.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	2,190,695	545,000	0.01%

(f)	Defaulted.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/2036	12/18/2015	$525,470	$759,200	0.01%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046-11/15/2051	12/18/2015	4,844,959	4,349,800	0.06%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	10,034,794	10,235,638	0.14%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017-A 7.75%, 12/01/2044	12/07/2017	4,425,000	4,263,634	0.06%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	11/29/2017	$6,124,834	$3,483,300	0.05%

(h)	Non-income producing security.

(i)	Defaulted matured security.

(j)	IO – Interest Only.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

84 | AB MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,055,325,497)	$7,479,230,322
Affiliated issuers (cost $237,164,210)	237,164,210
Cash collateral due from broker	33,515,312
Interest receivable	90,846,410
Receivable for shares of beneficial interest sold	20,345,841
Receivable for investment securities sold	15,167,379
Receivable for variation margin on centrally cleared swaps	132,140
Receivable due from Adviser	29,554
Affiliated dividends receivable	2,249
Other assets	583,229

Total assets	7,877,016,646

Liabilities
Payable for floating rate notes issued*	569,660,000
Payable for investment securities purchased	164,193,973
Dividends payable	19,842,854
Payable for shares of beneficial interest redeemed	2,669,656
Unrealized depreciation on interest rate swaps	40,151
Cash collateral due to broker	30,000

Total liabilities	756,436,634

Net Assets	$7,120,580,012

Composition of Net Assets
Shares of beneficial interest, at par	$5,594
Additional paid-in capital	6,544,887,064
Distributable earnings	575,687,354

Net Assets	$7,120,580,012

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 559,448,534 common shares outstanding)	$12.73

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 85

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2021 (unaudited)

Investment Income
Interest	$116,554,237
Dividends—Affiliated issuers	15,523
Other income(a)	78,539	$116,648,299

Expenses
Interest expense	2,139,127

Total expenses		2,139,127

Net investment income		114,509,172

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		4,263,359
Swaps		(5,225,047)
Net change in unrealized appreciation/depreciation of:
Investments		(32,030,762)
Swaps		36,074,347

Net gain on investment transactions		3,081,897

Net Increase in Net Assets from Operations		$117,591,069

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$114,509,172	$200,425,996
Net realized gain (loss) on investment transactions	(961,688)	24,695,064
Net change in unrealized appreciation/depreciation of investments	4,043,585	837,739,530

Net increase in net assets from operations	117,591,069	1,062,860,590
Distribution to Shareholders	(112,485,960)	(205,021,107)
Transactions in Shares of Beneficial Interest
Net increase	765,759,012	805,965,637

Total increase	770,864,121	1,663,805,120
Net Assets
Beginning of period	6,349,715,891	4,685,910,771

End of period	$7,120,580,012	$6,349,715,891

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$7,479,230,322		$	– 0	–	$7,479,230,322
Short-Term Investments		237,164,210		– 0	–		– 0	–	237,164,210
Liabilities:
Floating Rate Notes(a)		(569,660,000)		– 0	–		– 0	–	(569,660,000)

Total Investments in Securities		(332,495,790)		7,479,230,322			– 0	–	7,146,734,532
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	144,366,986			– 0	–	144,366,986	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	61,570,865			– 0	–	61,570,865	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(7,553,377)			– 0	–	(7,553,377	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(11,651,602)			– 0	–	(11,651,602	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,056,614)			– 0	–	(3,056,614	)(c)
Interest Rate Swaps		– 0	–	(40,151)			– 0	–	(40,151)

Total		$(332,495,790)		$7,662,866,429		$	– 0	–	$7,330,370,639

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party

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investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2021, such reimbursement amounted to $78,539.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2021 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$203,340	$814,208	$780,384	$237,164	$16

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,163,906,656		$205,568,786
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$662,618,145
Gross unrealized depreciation	(47,246,057)

Net unrealized appreciation	$615,372,088

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2021, the Fund held credit default swaps for hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$56,628	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	206,159,002	*	Receivable/Payable for variation margin on centrally cleared swaps	14,708,216	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	40,151

Total		$206,215,630			$14,748,367

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,328,234)	$36,017,719

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(896,813)	56,628

Total		$(5,225,047)	$36,074,347

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2021:

Interest Rate Swaps:
Average notional amount	$105,220,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,589,115,714
Centrally Cleared Inflation Swaps:
Average notional amount	$1,187,698,571
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$86,666,667	(a)

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$40,151	$	– 0	–	$	– 0	–	$	– 0	–	$40,151

Total	$40,151	$	– 0	–	$	– 0	–	$	– 0	–	$40,151	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021

Shares sold	95,084,172	146,960,472	$1,221,907,137	$1,782,285,111

Shares redeemed	(35,509,140)	(80,876,327)	(456,148,125)	(976,319,474)

Net increase	59,575,032	66,084,145	$765,759,012	$805,965,637

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$9,503,344	$3,709,081

Total taxable distributions	9,503,344	3,709,081
Tax-exempt distributions	195,517,763	150,805,847

Total distributions paid	$205,021,107	$154,514,928

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$18,030,916
Accumulated capital and other losses	(14,193,774	)(a)
Unrealized appreciation/(depreciation)	585,026,172	(b)

Total accumulated earnings/(deficit)	$588,863,314	(c)

(a)

As of April 30, 2021, the Fund had a net capital loss carryforward of $14,193,774. During the fiscal year, the Fund utilized $39,661,297 of capital loss carry forwards to offset current year net realized gains.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund had a net short-term capital loss carryforward of $14,193,774, which may be carried forward for an indefinite period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2021, the amount of the Fund’s Floating Rate Notes outstanding was $569,660,000 and the related interest rate was 0.08% to 0.21%. For the six months ended October 31, 2021, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $528,953,315 and 0.79%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.70	$ 10.80	$ 11.70	$ 11.32	$ 11.25	$ 11.59

Income From Investment Operations

Net investment income(a)	.22	.44	.44	.45	.44	.44

Net realized and unrealized gain (loss) on investment transactions	.02	1.91	(.90)	.38	.07	(.34)

Net increase (decrease) in net asset value from operations	.24	2.35	(.46)	.83	.51	.10

Less: Dividends

Dividends from net investment income	(.21)	(.45)	(.44)	(.45)	(.44)	(.44)

Net asset value, end of period	$ 12.73	$ 12.70	$ 10.80	$ 11.70	$ 11.32	$ 11.25

Total Return

Total investment return based on net asset value(b)	1.92%	22.01%	(4.23)%	7.53%	4.55%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,120,580	$6,349,716	$4,685,911	$3,509,575	$2,760,892	$1,667,126

Ratio to average net assets of:

Expenses(c)	.06%^	.07%	.01%	.01%	.01%	.00	%(d)

Net investment income	3.35%^	3.62%	3.67%	3.91%	3.82%	3.85%

Portfolio turnover rate	3%	10%	12%	14%	19%	23%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

(d)	Amount is less than .005%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in the periods reviewed was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

116 | AB MUNICIPAL INCOME SHARES	abfunds.com

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1021

OCT    10.31.21

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	-0.02%	0.80%

Bloomberg US Aggregate ex Government Bond Index	1.12%	0.74%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended October 31, 2021.

During the six-month period, the Fund underperformed the benchmark. Security selection was the primary detractor, relative to the benchmark, due to losses among US municipal bonds and commercial mortgage-backed securities that were greater than gains in the banking and technology sectors. Industry allocation contributed due to an overweight to US municipal bonds that added more than a loss from off-benchmark exposure to credit risk-transfer securities. Yield-curve positioning from an underweight to the two-year part of the curve also contributed.

During the 12-month period, the Fund outperformed the benchmark. Security selection was the largest contributor, as gains within banking, energy, telecommunications and asset-backed securities exceeded losses within commercial mortgage-backed securities and US municipal bonds. Industry allocation also contributed due to overweights to US municipal bonds and conventional mortgage-backed securities, while off-benchmark exposures to credit risk-transfer securities and investment-grade credit default swaps detracted. Yield-curve positioning had no material impact on returns.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for hedging and investment purposes, which had an immaterial impact on absolute returns for both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Developed-market fixed-income market returns were mostly positive for the six-month period ended October 31, 2021. Longer-term government bond yields fell during most of the period on growth concerns from the coronavirus delta variant—until August when inflation reports and central bank tapering comments started to send yields higher. Global inflation-linked bonds outperformed US Treasuries. Low interest rates set the stage for the continued outperformance of risk assets for the majority of the period, led by developed- and-emerging-market investment-grade corporate bonds, particularly in the US. Emerging- and developed-market high-yield corporate bonds also outperformed global treasuries. Emerging-market sovereign bonds had strong relative returns, especially in the investment-grade component. Securitized asset returns were mixed. Emerging-market local-currency bonds trailed as the US dollar gained on most developed- and emerging-market currencies except the New Zealand dollar, Chinese renminbi and Russian ruble. Commodity prices were mixed, as Brent crude continued to rise on global production cuts, while copper retreated after a strong rebound.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

4 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of

6 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

8 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

NAV Returns

1 Year	0.80%

5 Years	2.34%

10 Years	2.18%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

NAV Returns

1 Year	1.22%

5 Years	2.39%

10 Years	2.32%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$999.80	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $308.0

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 68.7%
Industrial – 47.5%
Basic – 3.2%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,616,896
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	2,146,500
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	1,265	1,283,014
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,737,697
Glencore Finance Canada Ltd. 4.95%, 11/15/2021(a)	505	505,793
Glencore Funding LLC 3.00%, 10/27/2022(a)	225	229,626
LyondellBasell Industries NV 5.75%, 04/15/2024	2,000	2,205,020

		9,724,546

Capital Goods – 4.7%
3M Co. 2.00%, 02/14/2025	1,735	1,783,302
Caterpillar Financial Services Corp. 0.319% (SOFR + 0.27%), 09/13/2024(b)	1,000	1,000,960
Eaton Corp. 2.75%, 11/02/2022	1,265	1,293,197
General Dynamics Corp. 3.25%, 04/01/2025	1,665	1,772,809
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,637,296
John Deere Capital Corp. 0.169% (SOFR + 0.12%), 07/10/2023(b)	1,000	1,000,120
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	1,042,990
Republic Services, Inc. 2.50%, 08/15/2024	1,000	1,039,200
Trane Technologies Luxembourg Finance SA 3.55%, 11/01/2024	2,000	2,134,520
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,670,603

		14,374,997

Communications - Media – 2.7%
Fox Corp. 3.666%, 01/25/2022	1,350	1,360,354
4.03%, 01/25/2024	435	463,053
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	2,135,200

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

TWDC Enterprises 18 Corp. 2.35%, 12/01/2022	$250	$254,788
ViacomCBS, Inc. 3.70%, 08/15/2024	2,100	2,237,193
Walt Disney Co. (The) 1.65%, 09/01/2022	500	505,170
3.00%, 09/15/2022	1,500	1,533,450

		8,489,208

Communications - Telecommunications – 1.8%
Rogers Communications, Inc. 3.00%, 03/15/2023	2,000	2,050,160
T-Mobile USA, Inc. 2.625%, 04/15/2026	1,402	1,424,601
Verizon Communications, Inc. 2.355%, 03/15/2032(a)	2,169	2,136,031

		5,610,792

Consumer Cyclical - Automotive – 0.9%
BMW Finance NV 2.25%, 08/12/2022(a)	675	684,511
Toyota Motor Credit Corp. 1.35%, 08/25/2023	2,160	2,188,447

		2,872,958

Consumer Cyclical - Entertainment – 0.6%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,783,091

Consumer Cyclical - Other – 3.6%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,992,645
Las Vegas Sands Corp. 3.20%, 08/08/2024	2,885	2,949,451
Lennar Corp. 4.50%, 04/30/2024	2,725	2,925,914
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,143,080
PulteGroup, Inc. 5.50%, 03/01/2026	1,000	1,149,350

		11,160,440

Consumer Cyclical - Restaurants – 0.6%
Starbucks Corp. 1.30%, 05/07/2022	2,000	2,009,940

Consumer Cyclical - Retailers – 3.8%
AutoZone, Inc. 3.25%, 04/15/2025	2,000	2,117,480

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Costco Wholesale Corp. 2.75%, 05/18/2024	$1,000	$1,046,750
Dollar Tree, Inc. 3.70%, 05/15/2023	2,000	2,084,920
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,343,668
Target Corp. 2.25%, 04/15/2025	1,665	1,727,621
VF Corp. 2.40%, 04/23/2025	1,670	1,727,648
Walmart, Inc. 3.30%, 04/22/2024	500	528,595

		11,576,682

Consumer Non-Cyclical – 11.4%
Abbott Laboratories 2.95%, 03/15/2025	1,300	1,376,414
AbbVie, Inc. 2.30%, 11/21/2022	1,325	1,349,420
2.90%, 11/06/2022	1,000	1,023,390
AmerisourceBergen Corp. 0.737%, 03/15/2023	1,585	1,585,840
3.25%, 03/01/2025	1,350	1,428,772
Amgen, Inc. 2.65%, 05/11/2022	1,600	1,616,448
3.625%, 05/22/2024	1,000	1,061,360
Baxalta, Inc. 3.60%, 06/23/2022	23	23,319
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,206,204
Biogen, Inc. 3.625%, 09/15/2022	1,479	1,519,672
Bristol-Myers Squibb Co. 2.60%, 05/16/2022	1,025	1,037,997
Cardinal Health, Inc. 3.20%, 03/15/2023	1,000	1,033,720
CommonSpirit Health 2.76%, 10/01/2024	1,000	1,043,250
CVS Health Corp. 2.75%, 12/01/2022	2,175	2,214,607
DH Europe Finance II Sarl 2.05%, 11/15/2022	1,850	1,879,341
Gilead Sciences, Inc. 1.95%, 03/01/2022	565	567,316
3.70%, 04/01/2024	1,300	1,377,467
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,290,965

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Johnson & Johnson 2.25%, 03/03/2022	$1,335	$1,341,702
Merck & Co., Inc. 2.75%, 02/10/2025	2,100	2,202,858
PepsiCo, Inc. 0.75%, 05/01/2023	750	754,080
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	2,142,620
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	1,600	1,657,728
UPMC Series D-1 3.60%, 04/03/2025	2,250	2,407,545
Zoetis, Inc. 3.25%, 02/01/2023	1,000	1,026,530

		35,168,565

Energy – 2.5%
Chevron Corp. 1.141%, 05/11/2023	1,665	1,680,634
Exxon Mobil Corp. 1.571%, 04/15/2023	1,655	1,680,603
2.992%, 03/19/2025	1,000	1,057,250
Husky Energy, Inc. 4.00%, 04/15/2024	1,200	1,270,248
Phillips 66 0.90%, 02/15/2024	1,900	1,893,502

		7,582,237

Services – 4.8%
Amazon.com, Inc. 2.40%, 02/22/2023	875	895,702
2.50%, 11/29/2022	1,305	1,327,381
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	1,076,400
eBay, Inc. 2.75%, 01/30/2023	1,500	1,537,305
3.80%, 03/09/2022	1,000	1,009,200
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,230,115
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,316,915
Moody’s Corp. 2.625%, 01/15/2023	750	766,837
4.50%, 09/01/2022	1,300	1,329,289
4.875%, 02/15/2024	500	539,865

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PayPal Holdings, Inc. 2.20%, 09/26/2022	$2,700	$2,744,496

		14,773,505

Technology – 6.6%
Alphabet, Inc. 3.375%, 02/25/2024	1,500	1,590,135
Apple, Inc. 2.40%, 05/03/2023	1,250	1,284,913
2.85%, 05/11/2024	250	261,945
3.00%, 02/09/2024	1,400	1,466,304
Autodesk, Inc. 4.375%, 06/15/2025	800	877,464
Baidu, Inc. 2.875%, 07/06/2022	375	380,227
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	2,250	2,243,092
Fiserv, Inc. 2.75%, 07/01/2024	1,000	1,043,340
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,732,716
2.25%, 04/01/2023	500	510,080
International Business Machines Corp. 2.85%, 05/13/2022	1,000	1,013,700
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)	1,751	1,732,912
Microsoft Corp. 2.375%, 02/12/2022	1,300	1,305,512
Oracle Corp. 2.50%, 04/01/2025	1,600	1,659,568
3.625%, 07/15/2023	500	524,805
QUALCOMM, Inc. 3.45%, 05/20/2025	1,800	1,932,480
salesforce.com, Inc. 3.25%, 04/11/2023	625	648,519

		20,207,712

Transportation - Airlines – 0.3%
Southwest Airlines Co. 4.75%, 05/04/2023	1,000	1,057,730

		146,392,403

Financial Institutions – 17.6%
Banking – 14.0%
American Express Co. 3.40%, 02/27/2023	1,300	1,345,929
Bank of America Corp. 0.529% (BSBY 1 Month + 0.43%), 05/28/2024(b)	1,000	1,002,230

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.004%, 12/20/2023	$615	$630,806
3.093%, 10/01/2025	1,250	1,313,925
3.458%, 03/15/2025	500	526,895
Bank of New York Mellon Corp. (The) 2.661%, 05/16/2023	1,000	1,011,640
Capital One Bank USA NA 2.014%, 01/27/2023	1,600	1,605,632
Capital One Financial Corp. 3.90%, 01/29/2024	500	530,850
Citigroup, Inc. 1.678%, 05/15/2024	1,000	1,014,600
2.876%, 07/24/2023	1,800	1,829,034
Danske Bank A/S 1.174% (LIBOR 3 Month + 1.06%), 09/12/2023(a)(b)	2,250	2,272,612
Goldman Sachs Group, Inc. (The) 2.905%, 07/24/2023	1,500	1,524,090
2.908%, 06/05/2023	1,300	1,317,056
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	2,203,569
ING Groep NV 1.059% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,363,972
JPMorgan Chase & Co. 0.584% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,304,095
1.514%, 06/01/2024	1,800	1,821,834
3.797%, 07/23/2024	725	761,772
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(b)(c)	63	63,390
Lloyds Banking Group PLC 1.326%, 06/15/2023	1,350	1,355,981
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	1,300	1,297,270
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	2,013,760
Morgan Stanley 2.72%, 07/22/2025	1,000	1,037,870
3.737%, 04/24/2024	2,000	2,085,860
Nationwide Building Society 4.363%, 08/01/2024(a)	200	211,492
Natwest Group PLC 4.269%, 03/22/2025	2,000	2,140,540
PNC Bank NA 2.028%, 12/09/2022	1,475	1,477,330
State Street Corp. 2.825%, 03/30/2023	1,000	1,009,630
Sumitomo Mitsui Financial Group, Inc. 2.784%, 07/12/2022	2,000	2,033,820

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 0.399% (SOFR + 0.35%), 09/10/2024(b)	$2,000	$2,000,600
Wells Fargo & Co. 2.188%, 04/30/2026	1,850	1,891,107
2.406%, 10/30/2025	1,150	1,187,490

		43,186,681

Brokerage – 1.0%
Charles Schwab Corp. (The) 0.549% (SOFR + 0.50%), 03/18/2024(b)	3,000	3,012,120

Finance – 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	1,000	1,009,750
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65%, 10/29/2024	1,000	1,002,290
Air Lease Corp. 2.30%, 02/01/2025	1,000	1,019,340
3.875%, 07/03/2023	300	313,968

		3,345,348

REITs – 1.5%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,217,831
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	1,275	1,329,443
Series E 4.00%, 06/15/2025	1,002	1,068,162

		4,615,436

		54,159,585

Utility – 3.6%
Electric – 1.9%
Duke Energy Progress LLC Series A 0.305% (LIBOR 3 Month + 0.18%), 02/18/2022(b)	1,000	999,840
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	300	300,303
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	1,630	1,709,626
Sempra Energy 3.55%, 06/15/2024	1,000	1,056,720

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southern California Edison Co. Series C 3.50%, 10/01/2023	$1,775	$1,855,407

		5,921,896

Natural Gas – 0.7%
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	2,200	2,264,086

Other Utility – 1.0%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,214,484
3.85%, 03/01/2024	1,650	1,752,993

		2,967,477

		11,153,459

Total Corporates – Investment Grade (cost $211,890,614)		211,705,447

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 16.5%
United States – 16.5%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	741,616
California State University Series 2021-B 0.862%, 11/01/2025	2,000	1,978,464
Central Texas Turnpike System Series 2020-B 1.98%, 08/15/2042	1,000	1,011,014
Chicago Board of Education Series 2018-C 5.00%, 12/01/2021	1,000	1,003,724
Chicago Housing Authority Series 2018-B 3.324%, 01/01/2022	1,000	1,004,635
Chicago O’Hare International Airport Series 2020-D 1.168%, 01/01/2024	2,000	2,016,044
City & County of Denver CO Airport System Revenue Series 2020-C 1.115%, 11/15/2024	750	754,420
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	3,000	2,992,408

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	$1,000	$1,009,149
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2020-C 0.594%, 10/01/2023	1,500	1,500,670
City of New York NY Series 2021-D 0.59%, 08/01/2023	1,625	1,619,925
0.982%, 08/01/2025	1,065	1,049,457
City of San Francisco CA Public Utilities Commission Water Revenue Series 2020-A 1.864%, 11/01/2021	500	500,000
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-B 2.185%, 11/01/2021	800	800,000
2.237%, 11/01/2022	100	101,822
2.396%, 11/01/2023	1,050	1,083,149
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	1,039,187
County of Riverside CA Series 2020 2.363%, 02/15/2023	200	204,917
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	998,698
Golden State Tobacco Securitization Corp. Series 2021 0.502%, 06/01/2022	1,000	1,000,996
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	900	938,692
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 0.407%, 05/01/2023	1,415	1,412,908

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Berklee College of Music, Inc.) Series 2020 1.494%, 10/01/2023	$385	$389,252
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024(d)	1,000	1,040,080
Metropolitan Transportation Authority Series 2019-A 5.00%, 11/15/2048	2,000	2,250,815
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	1,000	1,021,905
2.862%, 09/01/2049	2,000	2,017,121
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	383,658
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019-H 5.25%, 09/01/2022(a)	1,000	1,040,898
Series 2021-G 5.25%, 09/01/2023(a)	1,440	1,565,791
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,000	996,888
0.897%, 01/01/2025	2,000	1,988,754
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2020-F 0.87%, 03/15/2025	1,400	1,387,251
Ohio Turnpike & Infrastructure Commission Series 2020 1.746%, 02/15/2023	700	708,871
Pennsylvania Turnpike Commission Series 2019-E 2.556%, 12/01/2025	760	799,177
Port of Portland OR Airport Revenue Series 2020-T 0.80%, 07/01/2022	600	600,519
1.00%, 07/01/2023	1,200	1,197,459
Reedy Creek Improvement District Series 2020-A 1.549%, 06/01/2023	700	711,458

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State Board of Administration Finance Corp. Series 2020-A 1.258%, 07/01/2025	$1,010	$1,010,148
State of Connecticut Series 2021-A 0.309%, 06/01/2023	150	149,507
0.508%, 06/01/2024	1,000	990,227
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	997,443
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	1,988	2,038,639
University of California Series 2022-S 5.00%, 05/15/2024(d)	2,500	2,751,001

Total Local Governments – US Municipal Bonds (cost $50,764,579)		50,798,757

ASSET-BACKED SECURITIES – 4.2%
Autos - Fixed Rate – 3.3%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	493,947
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	1,283	1,284,609
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	500	497,607
Series 2021-B, Class C 1.23%, 03/15/2027(a)	1,000	995,118
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	500	497,773
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	2,000	2,000,153
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	850	836,666
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	1,631	1,629,705

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	$2,000	$1,996,834

		10,232,412

Other ABS - Fixed Rate – 0.9%
Affirm Asset Securitization Trust Series 2021-A, Class A 0.88%, 08/15/2025(a)	800	800,799
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	772	772,332
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	796	813,803
Upstart Securitization Trust Series 2021-1, Class A 0.87%, 03/20/2031(a)	400	400,250

		2,787,184

Total Asset-Backed Securities (cost $13,031,379)		13,019,596

GOVERNMENTS - TREASURIES – 3.9%
United States – 3.9%
U.S. Treasury Notes 0.125%, 12/31/2022-05/31/2023 (cost $11,996,229)	12,000	11,966,406

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Floating Rate CMBS – 1.0%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.091% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	1,000	998,145
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.11% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	1,000	998,781
Invitation Homes Trust Series 2018-SFR4, Class A 1.186% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	321	321,219
Starwood Retail Property Trust Series 2014-STAR, Class A 1.56% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(b)	975	594,735

		2,912,880

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.3%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(a)	$146	$147,068
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	750	762,997
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	86	87,162

		997,227

Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K025, Class A1 1.875%, 04/25/2022	1	922

Total Commercial Mortgage-Backed Securities (cost $4,256,049)		3,911,029

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Risk Share Floating Rate – 1.1%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 1.689% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	383	383,788
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.089% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	55	56,654
Series 2015-DNA1, Class M3 3.389% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	100	101,924
Series 2016-DNA1, Class M3 5.636% (LIBOR 1 Month + 5.55%), 07/25/2028(b)	243	254,607
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(b)	208	215,251
Series 2017-DNA3, Class M2 2.589% (LIBOR 1 Month + 2.50%), 03/25/2030(b)	250	255,340

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-DNA3, Class M2 2.139% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	$54	$54,818
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.489% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	169	174,342
Series 2014-C03, Class 2M2 2.989% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	95	96,879
Series 2016-C01, Class 1M2 6.839% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	367	387,246
Series 2016-C02, Class 1M2 6.089% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	389	406,809
Series 2016-C03, Class 1M2 5.389% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	184	193,589
Series 2016-C06, Class 1M2 4.339% (LIBOR 1 Month + 4.25%), 04/25/2029(b)	152	158,319
Series 2016-C07, Class 2M2 4.439% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	135	140,346
Series 2017-C02, Class 2M2 3.739% (LIBOR 1 Month + 3.65%), 09/25/2029(b)	292	302,743
Series 2017-C06, Class 2M2 2.889% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	151	154,325

		3,336,980

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	117	119,472
Series 4459, Class CA 5.00%, 12/15/2034	28	30,875

		150,347

Total Collateralized Mortgage Obligations (cost $3,438,374)		3,487,327

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Consumer Non-Cyclical – 0.3%
Newell Brands, Inc. 4.70%, 04/01/2026	$613	$671,486
4.875%, 06/01/2025	183	200,365

Total Corporates - Non-Investment Grade (cost $866,053)		871,851

	Shares
SHORT-TERM INVESTMENTS – 5.5%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(e)(f)(g) (cost $15,612,206)	15,612,206	15,612,206

	Principal Amount (000)
Short-Term Municipal Notes – 0.4%
New York – 0.4%
New York Transportation Development Corp. Series 2020 1.36%, 12/01/2021 (cost $1,300,000)	$1,300	1,300,899

Total Short-Term Investments (cost $16,912,206)		16,913,105

Total Investments – 101.5% (cost $313,155,483)		312,673,518
Other assets less liabilities – (1.5)%		(4,681,722)

Net Assets – 100.0%		$307,991,796

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,950	04/30/2023	3 Month LIBOR	0.279%	Quarterly/Semi-Annual	$(91,675)	$	– 0	–	$(91,675)
USD	4,820	08/19/2025	0.338%	3 Month LIBOR	Semi-Annual/ Quarterly	135,538		– 0	–	135,538
USD	5,700	09/23/2025	0.340%	3 Month LIBOR	Semi-Annual/ Quarterly	167,854		– 0	–	167,854
USD	13,140	03/16/2026	0.458%	3 Month LIBOR	Semi-Annual/ Quarterly	396,706		– 0	–	396,706

						$608,423	$	– 0	–	$608,423

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.42%	USD	105	$8,800	$3,435	$5,365
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	1,560	130,754	133,032	(2,278)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	2,500	(250,528)	22,768	(273,296)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	32	(8,878)	(3,058)	(5,820)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	59	(16,368)	(7,741)	(8,627)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	180	(49,935)	(16,936)	(32,999)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	18	(4,994)	(1,736)	(3,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	224	(62,141)	(21,627)	(40,514)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	335	(92,935)	(31,513)	(61,422)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	291	$(80,728)	$(26,570)	$(54,158)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,066	(295,726)	(155,294)	(140,432)

						$(722,679)	$(105,240)	$(617,439)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $25,706,963 or 8.3% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	When-Issued or delayed delivery security.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

BAM – Build American Mutual

BSBY – Bloomberg Short Term Bank Yield Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $297,543,277)	$297,061,312
Affiliated issuers (cost $15,612,206)	15,612,206
Cash collateral due from broker	603,105
Interest receivable	1,556,970
Receivable for shares of beneficial interest sold	583,812
Market value on credit default swaps (net premiums paid $159,235)	139,554
Receivable due from Adviser	1,170
Affiliated dividends receivable	163
Other assets	13,502

Total assets	315,571,794

Liabilities
Payable for investment securities purchased	6,162,331
Market value on credit default swaps (net premiums received $264,475)	862,233
Dividends payable	286,516
Payable for shares of beneficial interest redeemed	264,314
Payable for variation margin on centrally cleared swaps	4,604

Total liabilities	7,579,998

Net Assets	$307,991,796

Composition of Net Assets
Shares of beneficial interest, at par	$308
Additional paid-in capital	306,967,712
Distributable earnings	1,023,776

Net Assets	$307,991,796

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 30,846,950 common shares outstanding)	$9.98

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2021 (unaudited)

Investment Income
Interest	$1,510,221
Dividends—Affiliated issuers	410
Other income(a)	2,067

Total investment income		$1,512,698

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		758,702
Swaps		29,889
Net change in unrealized appreciation/depreciation of:
Investments		(2,219,634)
Swaps		45,215

Net loss on investment transactions		(1,385,828)

Net Increase in Net Assets from Operations		$126,870

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,512,698	$3,616,796
Net realized gain on investment transactions	788,591	1,469,672
Net change in unrealized appreciation/depreciation of investments	(2,174,419)	2,003,959

Net increase in net assets from operations	126,870	7,090,427
Distribution to Shareholders	(1,754,164)	(3,803,987)
Transactions in Shares of Beneficial Interest
Net increase	3,746,790	124,077,921

Total increase	2,119,496	127,364,361
Net Assets
Beginning of period	305,872,300	178,507,939

End of period	$307,991,796	$305,872,300

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

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NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

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NOTES TO FINANCIAL STATEMENTS (continued)

analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$211,705,447		$	– 0	–	$211,705,447
Local Governments—US Municipal Bonds		– 0	–	50,798,757			– 0	–	50,798,757
Asset-Backed Securities		– 0	–	13,019,596			– 0	–	13,019,596
Governments—Treasuries		– 0	–	11,966,406			– 0	–	11,966,406
Commercial Mortgage-Backed Securities		– 0	–	3,911,029			– 0	–	3,911,029
Collateralized Mortgage Obligations		– 0	–	3,487,327			– 0	–	3,487,327
Corporates—Non-Investment Grade		– 0	–	871,851			– 0	–	871,851
Short-Term Investments:
Investment Companies		15,612,206		– 0	–		– 0	–	15,612,206
Short-Term Municipal Notes		– 0	–	1,300,899			– 0	–	1,300,899

Total Investments in Securities		15,612,206		297,061,312			– 0	–	312,673,518
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	700,098			– 0	–	700,098	(b)
Credit Default Swaps		– 0	–	139,554			– 0	–	139,554
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(91,675)			– 0	–	(91,675	)(b)
Credit Default Swaps		– 0	–	(862,233)			– 0	–	(862,233)

Total		$15,612,206		$296,947,056		$	– 0	–	$312,559,262

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2021, such reimbursement amounted to $2,067.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2021 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,862	$79,790	$67,040	$15,612	$0	*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$57,422,856	$67,340,216
U.S. government securities	9,995,703	3,469,895

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,672,524
Gross unrealized depreciation	(2,163,505)

Net unrealized depreciation	$(490,981)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset.

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NOTES TO FINANCIAL STATEMENTS (continued)

The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

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NOTES TO FINANCIAL STATEMENTS (continued)

Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit

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NOTES TO FINANCIAL STATEMENTS (continued)

protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$700,098	*	Receivable/Payable for variation margin on centrally cleared swaps	$91,675	*

Credit contracts	Market value on credit default swaps	139,554		Market value on credit default swaps	862,233

Total		$839,652			$953,908

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,614)	$101,389

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	34,503	(56,174)

Total		$29,889	$45,215

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2021:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$49,610,000
Credit Default Swaps:
Average notional amount of buy contracts	$1,665,000
Average notional amount of sale contracts	$4,705,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$8,800	$(8,800)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Securities, LLC	130,754	(130,754)		– 0	–		– 0	–		– 0	–

Total	$139,554	$(139,554)	$	– 0	–	$	– 0	–	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$325,709	$(8,800)		$(316,909)		$	– 0	–	$	– 0	–
Credit Suisse International	160,070	– 0	–	– 0	–		– 0	–		160,070
Goldman Sachs International	80,728	– 0	–	– 0	–		– 0	–		80,728
JPMorgan Securities, LLC	295,726	(130,754)		– 0	–		– 0	–		164,972

Total	$862,233	$(139,554)		$(316,909)		$	– 0	–		$405,770	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021

Shares sold	5,522,808	18,280,760	$55,370,036	$182,765,155

Shares redeemed	(5,146,193)	(5,854,027)	(51,623,246)	(58,687,234)

Net increase	376,615	12,426,733	$3,746,790	$124,077,921

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local

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NOTES TO FINANCIAL STATEMENTS (continued)

business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However,

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NOTES TO FINANCIAL STATEMENTS (continued)

banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,756,471	$5,605,173
Net long-term capital gains	47,516	– 0	–

Total distributions paid	$3,803,987	$5,605,173

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,211,745	(a)
Other losses	(235,086	)(b)
Unrealized appreciation/(depreciation)	2,013,611	(c)

Total accumulated earnings/(deficit)	$2,990,270	(d)

(a)	During the fiscal year, the Fund utilized $231,628 of capital loss carry forwards to offset current year net realized gains.

(b)	As of April 30, 2021, the Fund had a qualified late-year ordinary loss deferral of $235,086.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of callable bonds.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2021 (unaudited)		Year Ended April 30,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$ 10.04		$ 9.89	$ 9.82		$ 9.70	$ 9.84	$ 9.91

Income From Investment Operations

Net investment income(a)	.05		.14	.24		.25	.20	.17

Net realized and unrealized gain (loss) on investment transactions	(.05)		.16	.09		.13	(.14)	(.01)

Net increase in net asset value from operations	– 0	–	.30	.33		.38	.06	.16

Less: Dividends

Dividends from net investment income	(.06)		(.15)	(.26)		(.26)	(.20)	(.23)

Net asset value, end of period	$ 9.98		$ 10.04	$ 9.89		$ 9.82	$ 9.70	$ 9.84

Total Return

Total investment return based on net asset value(b)	(.02)%		3.02%	3.43%		4.00%	.65%	1.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$307,992		$305,872	$178,508		$154,300	$129,628	$74,327

Ratio to average net assets of:

Expenses	0%		0%	.01	%(c)	0%	0%	0%

Net investment income	.99	%^	1.36%	2.47%		2.62%	2.05%	1.67%

Portfolio turnover rate	23%		74%	124%		45%	81%	85%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See	notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Scott A. DiMaggio(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1021

OCT    10.31.21

SEMI-ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 10, 2021

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the semi-annual reporting period ended October 31, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	8.65%	22.39%

Bloomberg 1-10 Year TIPS Index	3.55%	7.05%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2021.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide inflation protection within separately managed account strategies and as such maintains a higher level of protection than would relate to the bonds in the Fund itself. The Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps and total return swaps based on the Bloomberg 1-10 Year TIPS Index were the main contributors to relative performance, as inflation expectations increased.

During the six-month period, the Fund’s overweight to municipal credit contributed. Yield-curve positioning as an overweight to the intermediate end of the curve detracted.

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For the 12-month period, the Fund’s overweight to municipal credit contributed. Yield-curve positioning as an overweight to the long end of the curve detracted.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which had no material impact on absolute performance for the six-month period but added to performance for the 12-month period; total return swaps had no material impact on performance for either period; CPI swaps added to performance for the six-month period but had no material impact on performance for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields have risen so far in 2021, particularly late in the reporting period, as investors have begun to digest the implications of the US Federal Reserve (the “Fed”) tapering of its asset purchase program and the likelihood of short-term interest-rate hikes next year. Even with the expected change in policy from the Fed, municipals continued to perform well over both the six- and 12-month time periods ended October 31, 2021. Heavy investor demand was a key driver of relative outperformance versus other investment-grade fixed-income sectors. Industry-wide flows into municipal bond funds were positive in 76 of the last 77 weeks of the period. Through October, investors added $92 billion into muni funds this year, just a few billion shy of the calendar-year record set back in 2019.

Additionally, strengthening credit fundamentals and attractive credit spreads caused excess demand for municipal credit. BBB and high-yield rated municipal indices outperformed more highly rated bonds significantly as credit spreads compressed. Toward the end of the period, the market began to experience some modest spread widening in certain idiosyncratic issuers and sectors. The Fund’s Senior Investment Management Team (the “Team”) views this spread widening as a reflection of spreads being too tight in certain sectors and not reflective of weakening fundamentals.

The Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 3

(continued on next page)

by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are

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DISCLOSURES AND RISKS (continued)

also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

8 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

NAV Returns

1 Year	22.39%

Since Inception[1]	12.82%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

NAV Returns

1 Year	19.20%

Since Inception[1]	11.80%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1 Current activation date: 11/12/2019.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,086.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $22.6

1

All data are as of October 31, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 88.2%
Long-Term Municipal Bonds – 81.3%
Alabama – 2.9%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	$580	$650,514

Alaska – 2.3%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	445	511,064

Arizona – 1.5%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	341,185

Colorado – 2.9%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2026-12/01/2027	530	651,793

Connecticut – 9.2%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	84,035
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	649,411
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2019-U 2.00%, 07/01/2033	1,055	1,060,121
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	276,144

		2,069,711

Delaware – 3.8%
State of Delaware Series 2014 3.00%, 03/01/2028	850	857,913

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.8%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	$490	$623,726

Florida – 4.6%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	250	304,117
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	115,772
Hillsborough County Aviation Authority Series 2013-A 5.00%, 10/01/2026	580	628,737

		1,048,626

Illinois – 5.8%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	100	123,026
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	315,441
State of Illinois Series 2017-D 5.00%, 11/01/2027	175	209,826
Series 2018-A 5.00%, 10/01/2025	295	340,033
Series 2019-A 5.00%, 11/01/2025	290	334,905

		1,323,231

Kentucky – 10.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	119,735
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	570	662,031
Louisville and Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	575	655,312

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	$1,000	$1,026,561

		2,463,639

Louisiana – 2.0%
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Community & Technical College System) Series 2019 5.00%, 10/01/2023	320	348,367
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	112,905

		461,272

Michigan – 1.4%
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	100	106,073
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	203,030

		309,103

Missouri – 1.0%
Missouri Highway & Transportation Commission Series 2019-B 5.00%, 11/01/2021	225	225,000

New Jersey – 1.8%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	330	413,850

New York – 5.2%
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2030	260	271,415
Series 2012-F 5.00%, 11/15/2030	265	276,635
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019-B 5.00%, 11/01/2035	200	254,625

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.80%, 09/15/2069	$210	$213,090
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	150	171,792

		1,187,557

North Carolina – 1.8%
Raleigh Durham Airport Authority Series 2020-A 5.00%, 05/01/2027	340	410,612

Ohio – 5.5%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2033-06/01/2035	495	617,537
State of Ohio (State of Ohio Department of Transportation) Series 2019-2 5.00%, 12/15/2024	545	622,811

		1,240,348

Other – 0.5%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	100	105,479

Pennsylvania – 7.4%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	196,539
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	138,283
Lower Merion School District Series 2019-B 5.00%, 04/01/2023	710	758,072
Pennsylvania Turnpike Commission Series 2019 5.00%, 12/01/2021	575	577,230

		1,670,124

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$100	$108,332
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	100	102,801

		211,133

Virginia – 3.2%
County of Loudoun VA Series 2020-A 5.00%, 12/01/2021	500	501,960
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	225,127

		727,087

Washington – 0.8%
City of Seattle WA Municipal Light & Power Revenue Series 2014 5.00%, 09/01/2023	165	179,265

West Virginia – 2.8%
State of West Virginia Series 2019 5.00%, 06/01/2027	515	633,769

Wisconsin – 0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(a)	50	59,596

Total Long-Term Municipal Bonds (cost $18,002,695)		18,375,597

Short-Term Municipal Notes – 6.9%
Maryland – 1.7%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 0.05%, 04/01/2035(b)	400	400,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 2.7%
County of Merrimack NH Series 2021 2.00%, 12/30/2021	$605	$606,785

South Carolina – 2.5%
County Square Redevelopment Corp. (County of Greenville SC Lease) Series 2021 2.00%, 03/03/2022	555	558,519

Total Short-Term Municipal Notes (cost $1,565,257)		1,565,304

Total Municipal Obligations (cost $19,567,952)		19,940,901

	Shares
SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $1,737,489)	1,737,489	1,737,489

Total Investments – 95.9% (cost $21,305,441)		21,678,390
Other assets less liabilities – 4.1%		924,486

Net Assets – 100.0%		$22,602,876

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,000	12/24/2021	1.753%	CPI#	Maturity	$143,607	$	– 0	–	$143,607
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	180,899		– 0	–	180,899
USD	2,500	12/24/2024	1.846%	CPI#	Maturity	195,387		– 0	–	195,387
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	208,423		– 0	–	208,423
USD	2,600	12/24/2029	1.978%	CPI#	Maturity	282,980		– 0	–	282,980
USD	1,000	02/10/2035	1.914%	CPI#	Maturity	141,749		– 0	–	141,749

						$1,153,045	$	– 0	–	$1,153,045

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,800	11/25/2021	1.585%	3 Month LIBOR	Semi-Annual/ Quarterly	$(44,475)	$	– 0	–	$(44,475)
USD	5,300	01/23/2023	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(107,250)		– 0	–	(107,250)
USD	14,400	11/29/2024	1.538%	3 Month LIBOR	Semi-Annual/ Quarterly	(336,593)		– 0	–	(336,593)
USD	4,700	11/25/2026	1.581%	3 Month LIBOR	Semi-Annual/ Quarterly	(111,107)		– 0	–	(111,107)
USD	3,500	01/23/2031	1.890%	3 Month LIBOR	Semi-Annual/ Quarterly	(129,281)		– 0	–	(129,281)

						$(728,706)	$	– 0	–	$(728,706)

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI#	Maturity	$50,576	$	– 0	–	$50,576

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.25%	Maturity	USD	8,736	01/25/2022	$407,603
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.25%	Maturity	USD	14,305	01/29/2022	654,672
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.25%	Maturity	USD	8,774	02/23/2022	349,118

						$1,411,393

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $380,781 or 1.7% of net assets.

(b)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

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PORTFOLIO OF INVESTMENTS (continued)

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.0% and 0.0%, respectively.

Glossary:

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 19

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $19,567,952)	$19,940,901
Affiliated issuers (cost $1,737,489)	1,737,489
Cash collateral due from broker	761,322
Unrealized appreciation on total return swaps	1,411,393
Interest receivable	221,222
Unrealized appreciation on inflation swaps	50,576
Receivable due from Adviser	197
Affiliated dividends receivable	16

Total assets	24,123,116

Liabilities
Cash collateral due to broker	1,480,000
Payable for variation margin on centrally cleared swaps	27,795
Payable for shares of beneficial interest redeemed	12,445

Total liabilities	1,520,240

Net Assets	$22,602,876

Composition of Net Assets
Shares of beneficial interest, at par	$18
Additional paid-in capital	18,015,538
Distributable earnings	4,587,320

Net Assets	$22,602,876

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,797,752 common shares outstanding)	$12.57

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2021 (unaudited)

Investment Income
Interest	$153,116
Dividends—Affiliated issuers	131
Other income(a)	646

Total investment income		$153,893

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		1,052
Swaps		(241,424)
Net change in unrealized appreciation/depreciation of:
Investments		(99,478)
Swaps		2,036,976

Net gain on investment transactions		1,697,126

Net Increase in Net Assets from Operations		$1,851,019

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$153,893	$308,797
Net realized gain (loss) on investment transactions	(240,372)	1,922,040
Net change in unrealized appreciation/depreciation of investments	1,937,498	3,050,697

Net increase in net assets from operations	1,851,019	5,281,534
Distribution to Shareholders	(2,568)	(168,798)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	121,744	(3,240,241)

Total increase	1,970,195	1,872,495
Net Assets
Beginning of period	20,632,681	18,760,186

End of period	$22,602,876	$20,632,681

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$18,375,597		$	– 0	–	$18,375,597
Short-Term Municipal Notes		– 0	–	1,565,304			– 0	–	1,565,304
Short-Term Investments		1,737,489		– 0	–		– 0	–	1,737,489

Total Investments in Securities		1,737,489		19,940,901			– 0	–	21,678,390
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,153,045			– 0	–	1,153,045	(b)
Inflation (CPI) Swaps		– 0	–	50,576			– 0	–	50,576
Total Return Swaps		– 0	–	1,411,393			– 0	–	1,411,393
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(728,706)			– 0	–	(728,706	)(b)

Total		$1,737,489		$21,827,209		$	– 0	–	$23,564,698

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or

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NOTES TO FINANCIAL STATEMENTS (continued)

sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and

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NOTES TO FINANCIAL STATEMENTS (continued)

dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2021, such reimbursement amounted to $646.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2021 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,570	$5,488	$5,321	$1,737	$0	*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,019,218		$169,400
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,011,579
Gross unrealized depreciation	(752,322)

Net unrealized appreciation	$2,259,257

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange

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NOTES TO FINANCIAL STATEMENTS (continued)

of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2021, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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NOTES TO FINANCIAL STATEMENTS (continued)

the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,153,045	*	Receivable/Payable for variation margin on centrally cleared swaps	$728,706	*

Interest rate contracts	Unrealized appreciation on inflation swaps	50,576

Interest rate contracts	Unrealized appreciation on total return swaps	1,411,393

Total		$2,615,014			$728,706

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(241,424)	$2,036,976

Total		$(241,424)	$2,036,976

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2021:

Inflation Swaps:
Average notional amount	$1,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$33,700,000
Centrally Cleared Inflation Swaps:
Average notional amount	$15,100,000
Total Return Swaps:
Average notional amount	$30,300,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$1,411,393	$	– 0	–	$(1,411,393)		$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	50,576		– 0	–	– 0	–		– 0	–		50,576

Total	$1,461,969	$	– 0	–	$(1,411,393)		$	– 0	–		$50,576	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021	Six Months Ended October 31, 2021 (unaudited)	Year Ended April 30, 2021

Shares sold	141,763	176,855	$1,663,202	$1,801,006

Shares redeemed	(126,705)	(489,390)	(1,541,458)	(5,041,247)

Net increase (decrease)	15,058	(312,535)	$121,744	$(3,240,241)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant

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NOTES TO FINANCIAL STATEMENTS (continued)

effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates

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NOTES TO FINANCIAL STATEMENTS (continued)

could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$74,184	$	– 0	–
Net long-term capital gains	2,884		– 0	–

Total taxable distributions paid	77,068		– 0	–
Tax-exempt income	91,730		7,743

Total distributions paid	$168,798		$7,743

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$2,218,536	(a)
Unrealized appreciation/(depreciation)	520,333	(b)

Total accumulated earnings/(deficit)	$2,738,869

(a)	During the fiscal year, the Fund utilized $50,198 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2021		Year Ended April 30, 2021	November 12, 2019(a) to April 30, 2021

Net asset value, beginning of period	$ 11.57		$ 8.95	$ 10.00

Income From Investment Operations

Net investment income(b)	.08		.16	.07

Net realized and unrealized gain (loss) on investment transactions	.92		2.55	(1.11)

Net increase (decrease) in net asset value from operations	1.00		2.71	(1.04)

Less: Dividends

Dividends from net investment income	(.00	)(c)	(.09)	(.01)

Net asset value, end of period	$ 12.57		$ 11.57	$ 8.95

Total Return

Total investment return based on net asset value(d)	8.65%		30.32%	(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,603		$20,633	$18,760

Ratio to average net assets of:

Expenses	0	%^	0%	.01	%(e)^

Net investment income	1.36	%^	1.53%	1.55	%^

Portfolio turnover rate	1%		5%	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

Because the Fund commenced operations on November 12, 2019, the directors were unable to consider historical information about the profitability of the Fund for the fiscal period ended December 2019. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, for the period ended July 31, 2020 from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by an independent service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

46 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 47

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

48 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0152-1021

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2021